UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

STRATA Skin Sciences, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

STRATA SKIN SCIENCES, INC.
5 Walnut Grove Drive, Suite 140
Horsham, Pennsylvania 19044

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on December 10, 2025
Dear Stockholder:
You are cordially invited to attend the 2024 Annual Meeting of Stockholders of STRATA Skin Sciences, Inc., a Delaware corporation (the “Company”). The meeting will be held on Wednesday, December 10, 2025 at 9:00 a.m. local time, at the Company’s offices at 5 Walnut Grove Drive, Suite 140, Horsham, Pennsylvania 19044, for the following purposes, to:
1.	elect five (5) director nominees named in this proxy statement;
2.
approve an amendment to our Amended and Restated 2016 Omnibus Incentive Plan (the “2016 Equity Incentive Plan”) to increase the number of shares of common stock reserved for issuance thereunder by 520,000 shares;

3.	ratify the appointment by the Audit Committee of the Board of Directors of CBIZ, CPAs P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and
4.	conduct any other business properly brought before the meeting.
The record date for the Annual Meeting is October 13, 2025. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. The owners of common stock as of the record date are entitled to vote at the meeting and any adjournments or postponements of the meeting. A list of stockholders of record will be available on request during the 10 days prior to the meeting at the Company’s corporate headquarters.

By Order of the Board of Directors

Dr. Dolev Rafaeli
President and Chief Executive Officer
, 2025

YOUR VOTE IS IMPORTANT
THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE COMPANY, ON BEHALF OF THE BOARD OF DIRECTORS, FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS. THE PROXY STATEMENT AND THE RELATED PROXY FORM ARE BEING DISTRIBUTED ON OR ABOUT NOVEMBER 7, 2025. YOU CAN VOTE YOUR SHARES USING ONE OF THE FOLLOWING METHODS:
•	COMPLETE AND RETURN A WRITTEN PROXY CARD;
•	BY INTERNET OR TELEPHONE; OR
•	ATTEND OUR 2025 ANNUAL MEETING OF STOCKHOLDERS IN PERSON AND VOTE.
ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE OR VOTE YOUR SHARES BY INTERNET OR TELEPHONE. ANY STOCKHOLDER OF RECORD ATTENDING THE MEETING MAY VOTE AT THE MEETING EVEN IF HE OR SHE HAS RETURNED A PROXY CARD OR VOTED BY INTERNET OR TELEPHONE.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON DECEMBER 10, 2025 — AND THE PROXY STATEMENT ARE AVAILABLE AT http://materials.proxyvote.com/86272A.

i

STRATA SKIN SCIENCES, INC.
5 Walnut Grove Drive, Suite 140
Horsham, Pennsylvania 19044
PROXY STATEMENT FOR THE

2025 ANNUAL MEETING OF STOCKHOLDERS
QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING
Why am I receiving these materials?
You received this Proxy Statement and the enclosed proxy card because the Board of Directors of STRATA Skin Sciences, Inc. (“we”, “us”, “our”, or “the Company”) is soliciting your proxy to vote at our 2025 Annual Meeting of Stockholders (the “Annual Meeting”). You are invited to attend the Annual Meeting, and we request that you vote on the proposals described in this Proxy Statement. You do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or you may grant a proxy to vote your shares by means of the telephone or on the Internet.
We intend to mail this Proxy Statement and the accompanying proxy card together with our 2024 Annual Report to Stockholders on or about November 7, 2025 to all stockholders of record on October 13, 2025 (the “record date”) entitled to vote at the Annual Meeting. Each share of common stock outstanding on the record date will be entitled to one vote.
Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on the record date will be entitled to vote at the Annual Meeting. On this record date, there were 5,268,708 shares of common stock outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If, on the record date, your shares were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Throughout this Proxy Statement, we refer to these holders as “stockholders of record.”
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If, on the record date, your shares were held not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. Since you are not the stockholder of record, however, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid legal proxy from your broker or other agent. Throughout this Proxy Statement, we refer to these holders as “street name stockholders.”
What is the purpose of the Annual Meeting?
Our stockholders are being asked to approve the following proposals at the Annual Meeting:
1.	elect five (5) director nominees named in this proxy statement;
2.
approve an amendment to our Amended and Restated 2016 Omnibus Incentive Plan (the “2016 Omnibus Incentive Plan”) to increase the number of shares of common stock reserved for issuance thereunder by 520,000 shares;

3.	ratify the appointment by the Audit Committee of the Board of Directors of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and
4.	conduct any other business properly brought before the meeting.

How do I vote?
You may either vote “For” all the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify. For each of the other matters you may vote “For” or “Against” or abstain from voting.
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote in person at the Annual Meeting, or vote by proxy using the enclosed proxy card or via the Internet or telephone (see “Voting Via the Internet or by Telephone” below). If you vote by proxy, your shares will be voted as you specify on the proxy card. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person if you have already voted by proxy.
•	To vote in person, come to the Annual Meeting, and we will give you a ballot when you arrive at the Annual Meeting and follow the instructions provided.
•
To vote using the enclosed proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Voting Via the Internet or by Telephone
Stockholders may grant a proxy to vote their shares by means of the telephone or via the Internet. The laws of the State of Delaware, under which we are incorporated, specifically permit electronically transmitted proxies, provided that each such proxy contains or is submitted with information from which the Inspector of Elections can determine that such proxy was authorized by the stockholder.
The telephone and Internet voting procedures below are designed to authenticate stockholders’ identities, to allow stockholders to grant a proxy to vote their shares and to confirm that stockholders’ instructions have been recorded properly. Stockholders granting a proxy to vote via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the stockholder.
Stockholders of record may go to www.proxyvote.com to grant a proxy to vote their shares by means of the Internet. They will be required to provide the control number contained on their proxy cards. Any stockholder using a touch-tone telephone may also grant a proxy to vote shares by calling 1-800-690-6903 and following the operator’s instructions.
General Information for All Shares Voted Via the Internet or by Telephone
Votes submitted via the Internet or by telephone must be received by 11:59 p.m. EST on December 9, 2025. Submitting your proxy via the Internet or by telephone will not affect your right to vote in person should you decide to attend the Annual Meeting.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a street name stockholder, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card or voting instructions as instructed by your broker, bank or other agent to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid legal proxy from your broker, bank, or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.
Most street name stockholders receive instructions for granting proxies from their banks, brokers or other agents, rather than the proxy card.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of our common stock you own as of the record date.

What if I return a proxy card but do not make specific choices?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board of Directors on the matters presented in this Proxy Statement and as the proxy holders may determine in their discretion for any other matters properly presented for a vote at the Annual Meeting.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a street name stockholder, you will have received these proxy materials from that organization holding your account, and you have the right to instruct your broker, bank, trustee, or nominee how to vote the shares held in your account. If no voting instructions are given, your broker or nominee has discretionary authority to vote your shares on your behalf on routine matters as determined in accordance with NYSE Rule 452 by The New York Stock Exchange, which applies to brokers, banks and other securities intermediates in respect to proxy voting, including with respect to Nasdaq-listed companies, proposals are considered “routine” or “non-routine”. In the absence of timely directions, your broker, bank or other nominee will have discretion to vote your shares on “routine” matters. The only routine matter at the Annual Meeting is the ratification of the appointment by the Audit Committee of the Board of Directors of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Your broker, bank or other nominee will not have discretion to vote on any other proposals, which are considered “non-routine” matters, absent direction from you. In the event that your broker, bank or other nominee votes your shares on our sole routine matter, but is not able to vote your shares on the non-routine matters, then those shares will be treated as “broker non-votes” with respect to the non-routine proposals. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your shares are counted on each of the proposals. You may not vote shares held in street name at the Annual Meeting unless you obtain a legal proxy from that organization holding your account.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these mailed and posted proxy materials, we will bear the cost of proxies solicited by the Board of Directors. In addition to the solicitation of proxies by mail, solicitation may be made personally or by telephone or electronic communication by our directors, officers and employees, none of whom will receive additional compensation for these services. We will also reimburse brokers and other nominees for their reasonable out-of-pocket expenses incurred in connection with distributing forms of proxies and proxy materials to the beneficial owners of common stock.
What does it mean if I receive more than one proxy card?
If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
Yes. You may revoke your proxy at any time before the final vote at the meeting. If you are a stockholder of record, you may revoke your proxy in any one of four ways:
•	you may submit a proxy with a later date that is received by us prior to the Annual Meeting;
•
you may send a written notice, dated later than the proxy, that you are revoking your proxy to our Secretary at 5 Walnut Grove Drive, Suite 140, Horsham, Pennsylvania 19044 that is received by us prior to the Annual Meeting;

•	you may submit a new vote by telephone or via the Internet; or
•	you may attend the Annual Meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.
If you are a street name stockholder, you must follow the instructions provided by your broker or bank.
When are stockholder proposals due for next year’s annual meeting?
Under Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), our stockholders may present proper proposals for inclusion in our Proxy Statement and for consideration at the next annual meeting of stockholders by submitting their proposals to us in a timely manner. In order to be considered for inclusion in the Proxy Statement distributed to stockholders prior to the annual meeting of stockholders in the year 2026, a stockholder proposal must be received by us no later than July 10, 2025 and must otherwise comply with the requirements of Rule 14a-8.
In order to be considered for presentation at the annual meeting of stockholders in the year 2026, although not included in the Proxy Statement, a stockholder proposal or nomination(s) must comply with the requirements of our Fourth Amended and Restated Bylaws (the “Bylaws”) and be received by us not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the 2026 Annual Meeting is more than thirty (30) days before or more than sixty (60) days after December 10, 2026, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred and twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by us. For the 2026 Annual Meeting of Stockholders, this period will begin on August 12, 2026, and end on September 11, 2026. In the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement (as defined in the Bylaws) by the Company naming all of the nominees for director or specifying the size of the increased Board of Directors at least 75 days prior to the first anniversary of the preceding year’s annual meeting (or, if the annual meeting is held more than 30 days before or 60 days after such anniversary date, at least 75 days prior to such annual meeting), a stockholder’s notice required by the Bylaws shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Company. Stockholder proposals should be delivered in writing to STRATA Skin Sciences, Inc., 5 Walnut Grove Drive, Suite 140, Horsham, Pennsylvania 19044, Attention: Secretary. A copy of our Bylaws may be obtained from us upon written request to the Secretary.
How are votes counted?
Votes will be counted by the Inspector of Elections appointed for the meeting, who will separately tabulate “For”, “Against” and “Withhold” votes, abstentions and broker non-votes.
How many votes are needed to approve each proposal?
•
Proposal No. 1, the election of directors, the five (5) nominees receiving the most “For” votes (among votes properly cast in person or by proxy) will be elected. Abstentions and broker non-votes will not constitute or be counted as votes cast for purposes of this proposal. Stockholders do not have the right to cumulate their votes for directors.

•
Proposal Nos. 2 and 3 must receive a “For” vote from the majority of shares present and entitled to vote either in person or by proxy to be approved. Abstentions will have the same effect as an “Against” vote. Broker non-votes will have no effect on the outcome of the vote.

What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least one-third of the outstanding shares of common stock entitled to vote are represented by votes at the Annual Meeting or by proxy. On the record date, there were 5,268,708 shares of common stock outstanding and entitled to vote.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting or by telephone or via the Internet. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the meeting or a majority of the votes present at the Annual Meeting may adjourn the meeting to another date.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K filed by us within four business days following the Annual Meeting.

How can I obtain additional copies?
For additional copies of this Proxy Statement and the enclosed proxy card and 2025 Annual Report to Stockholders, you should contact our corporate office at STRATA Skin Sciences, Inc., 5 Walnut Grove Drive, Suite 140, Horsham, Pennsylvania 19044, Attention: Secretary, telephone (215) 619-3200.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table reflects, as of March 31, 2025, the beneficial common stock ownership of: (a) each of our directors, (b) each executive officer, (c) each person known by us to be a beneficial holder of five percent (5%) or more of our common stock, and (d) all of our executive officers and directors as a group. Unless otherwise provided in the accompanying footnotes, the information used in the table below was obtained from the referenced beneficial owner.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned(1)
Uri Geiger(3)	1,441,835	34.55%
Dolev Rafaeli(6)	143,156	3.95%
Irit Yaniv(7)	2,000	*
Samuel Rubinstein(8)	19,860	*
Shmuel Gov(2)	99,125	*
John Gillings	0	*
All directors and officers as a group (seven persons)		40.92%

Accelmed Partners LP(3)	1,211,262	34.55%
Nantahala Capital Management, LLC(4)	312,813	9.68%
22NW Fund, LP(5)	536,995	15.32%

*	Less than 1%.
(1)
Beneficial ownership is determined in accordance with the rules of the Commission. Shares of common stock subject to delivery, or subject to options or warrants currently exercisable, or exercisable within 60 days of March 31, 2025 are deemed outstanding for computing the percentage ownership of the stockholder holding the options or warrants, but are not deemed outstanding for computing the percentage ownership of any other stockholder. Unless otherwise indicated in the footnotes to this table, we believe stockholders named in the table have sole voting and sole investment power with respect to the shares set forth opposite such stockholder’s name. Unless otherwise indicated, the listed officers, directors and stockholders can be reached at our principal offices. Percentage of ownership is based on 4,171,161 shares of common stock outstanding as of March 31, 2025.

(2)	Holdings include exercisable options to purchase common stock.
(3)
Dr. Gieger is a managing partner at Accelmed. The business address of Accelmed Partners L.P. (“Accelmed Partners”) is 848 Brickell Avenue, 9 th Floor, Miami, FL 33131. Accelmed Partners GP (“Accelmed GP”), the General Partner of Accelmed Partners, and Uri Geiger, the Managing Director of Accelmed Management Ltd., which is the management company of Accelmed Partners, each have voting and investment control of the securities held by Accelmed. Dr. Geiger is the Co-Founder and Managing Partner of Accelmed Partners. Each of Accelmed Partners and Uri Geiger disclaim beneficial ownership over the securities owned by Accelmed Partners except to the extent of their respective pecuniary interest therein. Accelmed Partners holds 1,441,836 shares of common stock. Dr. Geiger disclaims beneficial ownership of the 1,441,836 shares owned by Accelmed Partners.

(4)
The business address of Nantahala Capital Management, LLC (“Nantahala”) is 130 Main Street, 2nd Floor, New Canaan, CT 06840. Nantahala may be deemed to be the beneficial owner of 4,393,685 shares of common stock held by funds and separately managed accounts under its control, and as the managing members of Nantahala, each of Wilmot B. Harkey and Daniel Mack may be deemed to be a beneficial owner of those shares. The foregoing has been derived from a Schedule 13G/A filed by Nantahala on February 14, 2023.

(5)
The business address of 22NW Fund, LP (“22NW Fund”) is 1455 NW Leary Way, Suite 400, Seattle, WA 98107. 22NW, LP (“22NW”) serves as the investment manager of 22NW Fund. 22NW Fund GP, LLC (“22NW GP”) serves as the general partner of 22NW. Aron R. English is the portfolio manager of 22NW, manager of 22NW GP and president and sole shareholder of 22NW GP, Inc. By virtue of these relationships, 22NW, 22NW GP, 22NW GP, Inc. and Mr. English may be deemed to beneficially own these shares. The foregoing has been derived from a Schedule 13G/A filed by 22NW Fund on February 13, 2023.

(6)	Includes vested common stock options.
(7)	Comprised of vested common stock options.
(8)	Includes vested restricted stock units and common stock options.

CORPORATE GOVERNANCE
Independence of the Board of Directors
As required under the listing standards of the NASDAQ Stock Market (“NASDAQ”), a majority of the members of a listed company’s Board of Directors must qualify as “independent,” as affirmatively determined by the Board of Directors. Our Board of Directors consults with our counsel to ensure that the Board of Director’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of NASDAQ, as are in effect from time to time.
Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and us, its senior management and its independent registered public accounting firm, the Board of Directors has affirmatively determined that the majority of our directors and director nominees are independent directors within the meaning of the applicable NASDAQ listing standards. Christina Allgeier, Samuel Rubinstein and Irit Yaniv are each independent under the applicable listing standards of NASDAQ.
Board Leadership Structure
Our Board of Directors administers its risk oversight function as a whole by making risk oversight a matter of collective consideration. While management is responsible for identifying risks, our Board of Directors has charged the Audit Committee of the Board of Directors with evaluating financial and accounting risk, the Compensation/Nominating and Governance Committee of the Board of Directors with evaluating risks associated with employees and compensation. Investor-related risks are usually addressed by the Board as a whole.
The Board of Directors met in person or by unanimous consent 12 times during the last fiscal year. During the last fiscal year, the Audit Committee met in person or by unanimous consent 7 times, and the Compensation/Nominating and Governance Committee met in person or by unanimous consent 4 times. All directors attended at least 75% of the aggregate meetings of the Board of Directors and the committees on which they served that were held during the period in which they were a director and a committee member.
Information Regarding the Board of Directors and its Committees
Our Board of Directors has an Audit Committee and a Compensation/Nominating and Governance Committee. The following table provides membership information for each of these committees:

Name	Audit	Compensation/ Nominating and Corporate Governance
Dr. Uri Gieger, Chairman
Dr. Dolev Rafaeli
Christina Allgeier	X*	X
Samuel Rubinstein	X	X*
Dr. Irit Yaniv	X	X

*	Committee Chair
Below is a description of each committee of the Board of Directors. Each of the committees has authority to engage independent advisors, as it deems appropriate to carry out its responsibilities. The Board of Directors has determined that each member of each committee meets the applicable rules and regulations regarding “independence” and that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment with regard to us.
Audit Committee
The current members of our Audit Committee are Christina Allgeier, Samuel Rubinstein, and Irit Yaniv, each of whom we believe satisfies the independence requirements of NASDAQ and the SEC. Ms. Allgeier chairs this committee and has been designated as the “Audit Committee financial expert” under Item 407(d)(5) of Regulation S-K. The Board of Directors determined that each member of the Audit Committee satisfies the independence and other composition requirements of the SEC and NASDAQ. Our Board of Directors has determined that each member of the Audit Committee has the requisite accounting or related financial expertise required by applicable NASDAQ rules. Our Audit Committee assists our Board of Directors in its oversight of:
•	appointing, evaluating and determining the compensation of our independent auditors;
•	reviewing and approving the scope of the annual audit, the audit fee and the financial statements;
•	reviewing disclosure controls and procedures, internal control over financial reporting, any internal audit function and corporate policies with respect to financial information;
•	reviewing other risks that may have a significant impact on our financial statements;
•	preparing the Audit Committee report for inclusion in the annual proxy statement;
•	establishing procedures for the receipt, retention and treatment of complaints regarding accounting and auditing matters;
•	approving all related person transactions, as defined by applicable SEC Rules, to which we are a party; and
•	evaluating annually the Audit Committee charter.
The Audit Committee works closely with management as well as our independent auditors. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from us for, outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties.
The charter of our Audit Committee is available in the Corporate Governance section of the Investor Relations section of our website at www.strataskinsciences.com.
Compensation and Nominating/Governance Committee
The current members of our Compensation and Nominating/Governance Committee are Samuel Rubinstein (Chair), Irit Yaniv, and Christina Allgeier, each of whom we believe satisfies the independence requirements of NASDAQ. Mr. Rubinstein chairs this committee. The purpose of our Compensation/Nominating and Governance Committee is to assist in the responsibilities of the Board of Directors relating to compensation of our executive officers. In addition to its role in compensation matters, the purpose of our Compensation and Nominating/Governance Committee is to review all Board of Director-recommended and stockholder-recommended nominees, determine each nominee’s qualifications and to make a recommendation to the full Board of Directors as to which persons should be the Board of Directors’ nominees. Specific responsibilities of the committee include:
•	reviewing and approving objectives relevant to executive officer compensation;
•
evaluating performance and recommending to the Board of Directors the compensation, including any incentive compensation, of the Chief Executive Officer and other executive officers in accordance with such objectives;

•	reviewing employment agreements for executive officers;
•	recommending to the Board of Directors the compensation for our directors;
•	administering our equity compensation plans and other employee benefit plans;
•	evaluating human resources and compensation strategies, as needed;
•	identifying and recommending to the Board of Directors individuals qualified to become members of the Board of Directors;
•	recommending to the Board of Directors the director nominees for the next annual meeting of stockholders;
•	recommending to the Board of Directors director committee assignments;
•	reviewing and evaluating succession planning for the Chief Executive Officer and other executive officers;
•	monitoring the independence of the directors;
•	developing and overseeing the corporate governance principles applicable to members of the Board of Directors, officers and employees;

•	reviewing and approving director compensation and administering the Non-Employee Director Plan;
•	overseeing the Company’s cybersecurity programs;
•	monitoring the continuing education for our directors; and
•	evaluating annually the Compensation and Nominating/Governance Committee charter.
The Compensation/Nominating and Governance Committee reviews executive compensation from time to time and reports to the Board of Directors, which makes all final decisions with respect to executive compensation. The Compensation/Nominating and Governance Committee adheres to several guidelines in carrying out its responsibilities, including performance by the employees, our performance, enhancement of stockholder value, growth of new businesses and new markets and competitive levels of fixed and variable compensation.
The Compensation/Nominating and Governance Committee considers potential candidates recommended by its members, management and others, including stockholders. In considering candidates recommended by stockholders, the committee will apply the same criteria it applies in connection with candidates recommended by the Compensation/Nominating and Governance Committee. Stockholders may propose candidates to the Compensation/Nominating and Governance Committee by delivering a notice to the Compensation/Nominating and Governance Committee that contains the information required by the Bylaws. The Compensation/Nominating and Governance Committee did not pay any fee to any third party to search for, identify and/or evaluate the nominees for directors.
The Compensation/Nominating and Governance Committee does not maintain a formal diversity policy with respect to the identification or selection of directors for nomination to the Board of Directors. Diversity is just one of many factors the Compensation/Nominating and Governance Committee considers in the identification and selection of director nominees. The Company defines diversity broadly to include differences in race, gender, ethnicity, age, viewpoint, professional experience, educational background, skills and other personal attributes that can foster board heterogeneity in order to encourage and maintain board effectiveness.
The charter of our Compensation/Nominating and Governance Committee is available in the Corporate Governance section of the Investor Relations section of our website at www.strataskinsciences.com.
Insider Trading Policy
The Company maintains an insider trading policy that prohibits all directors, officers, and employees of the Company, as well as their respective family members and others in their households from entering into or otherwise engaging in a transaction in the Company’s securities while aware of any material nonpublic information or during trading blackout periods.
The Board of Directors’ Role in Risk Oversight
Our Board of Directors administers its risk oversight function as a whole by making risk oversight a matter of collective consideration. While management is responsible for identifying risks, the Board of Directors has charged the Audit Committee of the Board of Directors with evaluating financial and accounting risk and the Compensation/Nominating and Governance Committee of the Board of Directors with evaluating risks associated with employees and compensation. Investor-related risks are usually addressed by the Board of Directors as a whole.
Stockholder Communications with the Board of Directors
The Board of Directors has established a process for stockholders to communicate with the Board of Directors or with individual directors. Stockholders who wish to communicate with the Board of Directors or with individual directors should direct written correspondence to Jay Sturm, General Counsel at jsturm@strataskin.com or to the following address (our principal executive offices): Board of Directors, c/o Corporate Secretary, 5 Walnut Grove Drive, Suite 140, Horsham, Pennsylvania 19044. Any such communication must contain:
•	a representation that the stockholder is a holder of record of our capital stock;
•	the name and address, as they appear on our books, of the stockholder sending such communication; and
•	the class and number of shares of our capital stock that are beneficially owned by such stockholder.

Mr. Sturm, as the Corporate Secretary, will forward such communications to the Board of Directors or the specified individual director to whom the communication is directed unless such communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Corporate Secretary has the authority to discard the communication or to take appropriate legal action regarding such communication.
Code of Conduct
We have adopted the Code of Business Conduct and Ethics, the Domestic and Foreign Anti-Corruption Policy and the Whistleblowers’ Hotline Policy and Procedures for Reporting that applies to all officers, directors and employees. These documents are available in the Corporate Governance section of the Investor Relations section of our website at: www.strataskinsciences.com. If we make any substantive amendments to code or grant any waiver from a provision of the code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control over financial reporting and disclosure controls and procedures. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.
The Audit Committee is responsible for reviewing, approving and managing the engagement of the Company’s independent registered public accounting firm, including the scope, extent and procedures of the annual audit and compensation to be paid therefore, and all other matters the Audit Committee deems appropriate, including the Company’s independent registered public accounting firm’s accountability to the Board of Directors and the Audit Committee. The Audit Committee reviewed with the Company’s independent registered public accounting firms, which are responsible for expressing an opinion on the conformity of audited financial statements with generally accepted accounting principles, their respective judgment as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee by the Standards of the Public Company Accounting Oversight Board (“PCAOB”), including; PCAOB Auditing Standard No. 16, Communications With Audit Committees, the rules of the Securities and Exchange Commission (“SEC”) and other applicable regulations; and discussed and reviewed the results of the Company’s independent registered public accounting firm’s examination of the financial statements. In addition, the Audit Committee discussed with the Company’s independent registered public accounting firms the independent registered public accounting firms’ independence from management and the Company, including the matters in the written disclosures, the letter regarding its independence by Rule 3526 of the PCAOB regarding the independent registered public accounting firms’ communications with the Audit Committee concerning independence. The Audit Committee also considered whether the provision of non-audit services was compatible with maintaining the independent registered public accounting firms’ independence.
The Audit Committee discussed with the Company’s independent registered public accounting firms the overall scope and plans for its audits and received from them written disclosures and letter regarding their independence. The Audit Committee meets with the Company’s independent registered public accounting firms, with and without management present, to discuss the results of its examinations, its evaluations of the Company’s internal control over financial reporting and the overall quality of the Company’s financial reporting. The Audit Committee held four meetings during the fiscal year ended December 31, 2025.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the SEC. The Audit Committee has also retained CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.
AUDIT COMMITTEE:
Christina Allgeier, Chair
Samuel Rubinstein
Dr. Irit Yaniv

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.
To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended December 31, 2024, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were met.

EXECUTIVE COMPENSATION
Executive Officers
During the year ended December 31, 2024, our named executive officers were:
•	Dolev Rafaeli, President and Chief Executive Officer (beginning October 30, 2023)
•	Christopher Lesovitz, Chief Financial Officer (through August 14, 2024)
•	Shmuel Gov, Chief Operating Officer
•	John Gillings, Chief Accounting Officer (beginning August 5, 2024)
The biographical information for our current executive officers are below:
Dr. Dolev Rafaeli (age 61) assumed the duties of President, Chief Executive Officer, and Vice-Chairman of the Board in October 2023. Dr. Rafaeli has over 30 years of experience in the healthcare, medical device, consumer and industrial services fields. He previously served as the President and CEO of Strata Skin Sciences from 2018 to 2021. He was a Member of the Board of Directors of the company that founded the XTRAC business (which was sold to Strata Skin Sciences in 2015), PhotoMedex Inc. (Nasdaq: PHMD), between 2011 and 2017. Under his management at PhotoMedex, he oversaw sales growth from $19 million to over $300 million, driven by increases in brand portfolio, distribution channels and M&A transactions, and the creation of the unique Direct-to-Consumer go-to-market strategies that drove that growth. He was President and CEO of Radiancy, a subsidiary of PhotoMedex, from 2006 to 2017. He also served as General Manager of Orbotech in China and Hong Kong, and held senior positions at Motorola. Dr. Rafaeli holds a Ph.D. in Business Administration from Century University, an MBA (with distinction) from Cornell University, a Masters Degree in Operations Management and a B.Sc. in Industrial Engineering and Management (both Summa Cum Laude) from the Technion Israel Institute of Technology.
Shmuel Gov (age 66) has served as the Company’s Chief Operating Officer since November 2023. Prior to that, Mr. Gov served as the Company’s Senior Vice President and General Manager in charge of operations at the Company’s manufacturing and R&D facility in Carlsbad, CA. He joined the Company in 2015 as Vice President and General Manager. He has over 25 years of experience in medical device manufacturing, logistics, and R&D. He holds degrees in electronics engineering and international business management.
John Gillings (age 50) joined the Company in August 2024, as the Company’s Vice President of Finance and Administration, and was promoted to the role of Chief Accounting Officer in November 2024 Prior to joining Strata, Mr. Gillings worked in private equity with Accelmed Partners, a middle market investment firm focused on medical device companies. Previously, he headed investor relations for Apollo Endosurgery and was a publishing equity research analyst at JMP Securities, where he covered the MedTech/Medical Devices sector. He holds undergraduate and masters degrees in accounting from the University of Utah and a masters in finance from London Business School.
Components of Executive Compensation during 2024
In connection with the change regarding the departure of Robert Moccia and the appointment of Dr. Rafaeli as CEO, on October 26, 2023, Mr. Lesovitz and the Company entered into a retention agreement pursuant to which he was given a retention bonus of One Hundred and Forty Two Thousand Five Hundred dollars ($142,500). The bonus was paid half on signing with the other half due upon the filing of the Company’s Form 10-K for the year ended December 31, 2024.
Mr. Gov’s salary in 2024 was Two Hundred and Ninety Four thousand dollars ($294,000) which was increased in April 2024 to Three Hundred and Seven Thousand Eight Hundred dollars ($307,800).
Mr. Gillings joined the Company in August 2024 at a base annual salary rate of Two Hundred and Twenty Five Thousand Dollars ($225,000) per annum. Upon appointment he was awarded 30,000 options under the Company’s 2016 Amended and Restated Omnibus Incentive Plan (the “Plan”) granted at the fair market value on the closing of the market on the date of the grant by the Company’s Board and Compensation Committee. The Options vest in four equal installments on each of the following dates corresponding with the anniversary of the first business day after the date of the grant. He was also entitled to receive a bonus of up to 25% of salary based on a matrix of personal and Company-wide goals.

SUMMARY COMPENSATION TABLE
The following table includes information for the years ended December 31, 2024, and 2023 concerning compensation for our named executive officers.

Name and Principal Position	Year	Salary ($)	Non-Equity Incentive Plan Compensation ($)(1)	Options ($)(2)	All Other Compensation ($)(3)	Total ($)
Robert Moccia* Former Director, President and Chief Executive Officer	2024	0	0	0	322,775	322,775
	2023	461,113	284,537	102,225	201,338	1,049,213
Chris Lesovitz** Chief Financial Officer	2024	189,635	71,250	0	16,270	277,155
	2023	282,308	187,500	208,700	23,378	701,886
Shmuel Gov Chief Operating Officer	2024	324,877	120,000	0	25,800	470,677
	2023	303,819	135,240	219,530	25,200	683,789
Dolev Rafaeli President, Chief Executive Officer and Vice-Chairman of the Board***	2024	508,882	63,699	0	28,800	601,381
	2023	67,308	0	590,002	4,858	662,618
John Gillings Chief Accounting Officer	2024	82,212	0	56,460	5,000	143,672
	2023	0	0	0	0	0

*	Mr. Moccia resigned effective October 30, 2023. All Other Compensation for Mr. Moccia includes $70,287 in severance payments in 2023 and $322,775 of severance payments in 2024.
**	Mr. Lesovitz resigned effective August 14, 2024.
***
Dr. Rafaeli joined the Company effective October 30, 2023. As an inducement material to Dr. Rafaeli entering into an employment agreement with the Company and commencing employment as its Vice-Chairman, Chief Executive Officer and President. Dr. Rafaeli received an equity-based award of a stock option to purchase 1,754,569 shares of the Company’s common stock, with a strike price of $0.53 per share, vesting over a three year period, with 145,465 options vesting on January 31, 2024 and 145,464 options vesting every three months thereafter, provided in general that Dr. Rafaeli remains in the Company’s employ through each applicable vesting date and subject to the terms and conditions of the applicable award agreement. The figure stated represents the vested portions of the grant.

(1)	Represents annual bonus amounts paid to the named individuals under the bonus plans in their respective employment agreements.
(2)
These amounts are equal to the aggregate grant-date fair value with respect to the awards made in the respective year, computed in accordance with FASB ASC Topic 718, before amortization and without giving effect to estimated forfeitures.

(3)
“All Other Compensation” includes a includes a car allowance in 2023 for Mr. Moccia of $12,500. In 2024 Mr. Moccia’s All Other Compensation consists of severance payments. Mr. Lesovitz received a car allowance in 2023 and 2024 respectively of $12,000 and $8,000, respectively, for Mr. Gov of $12,000 and $12,000, respectively, and for Dr. Rafaeli for 2023 of $2,500 and _$15,000 Mr. Moccia received a 401(k) match in 2023 and 2024 for $13,200 and $12,277 , respectively, for Mr. Lesovitz of $10,474 and $8,270., respectively, for Mr. Gov of $13,200 in 2023 and $13,800 in 2024, respectively, and for Dr. Rafaeli for 2023 of $2,358 and $13,800 . Mr. Gillings received a car allowance of $5000 and 401(k) match of $0 in 2024.

Overview of Executive Employment Agreements and Payments upon Termination or Change of Control
Employment Agreement with Dr. Dolev Rafaeli
On October 30, 2023, the Company appointed Dr. Dolev Rafaeli, Ph.D., (“Rafaeli”), as its Vice-Chairman of the Board, President and Chief Executive Officer. Pursuant to such appointment, the Company and Rafaeli entered into an employment agreement, dated as of October 30, 2023 (the “Rafaeli Employment Agreement”), which provides for, among other things: (i) a three-year term of employment, commencing on October 31, 2023 (the “Start Date”), which renews for successive one year additional terms unless a party gives the other party a notice of non-renewal at least 90 days prior to the end of the then applicable employment term; (ii) an annual base salary of $500,000 minus applicable withholdings and deductions; (iii) a bonus for the fiscal year ending December 31, 2023, equal to $375,000 times a ratio equal to (a) the number of days from the Start Date until December 31, 2023, divided by (b) 365; (iv) an incentive bonus opportunity for each fiscal year of the Company, during the term of the Rafaeli Agreement, beginning on January 1, 2024, equal to 75% of his base salary for such year; (iv) participation in long-term incentive plans and employee benefit plans, including health and 401(k) plans generally in effect for the Company’s employees; (v) 24 days of annual vacation, plus 10 established holiday days, per full calendar year of employment; and (vi) an automobile and maintenance allowance of $1,250 per month. In addition, on the Start Date, Rafaeli, was awarded an option to purchase 1,745,569 shares of common stock, which options will vest in twelve equal quarterly amounts over a period of three years from the Start Date (the “Option”). The Option is intended to constitute an employment inducement grant under Nasdaq Listing Rule 5635(c)(4). The Compensation Committee has approved updated incentive compensation plans for Dr. Rafaeli after expiration of the dates for the original incentive payments set forth in the agreement.
The Company will also pay Rafaeli a lump sum cash bonus equal to two times his then base salary if, during the term of his employment, a “Change in Control” (as defined in the Company’s 2016 Omnibus Incentive Plan, as amended from time to time) occurs, with such bonus payable within 15 days after the consummation of such Change in Control. The Company also agreed to reimburse Rafaeli for premiums paid to receive health continuation coverage under his prior employers plans for the period from the Start Date through the date Rafaeli is eligible to participate in the Company’s medical, dental and visions plans.
The Rafaeli Employment Agreement provides Rafaeli with severance benefits in the event that his employment is terminated under certain circumstances, including by Rafaeli for “Good Reason” and by the Company “other than for Cause” (each as defined in the Rafaeli Employment Agreement). Upon the termination of Rafaeli’s employment, he will automatically resign as a member of the Company’s board of directors. Pursuant to the Rafaeli Employment Agreement, Rafaeli is subject to confidentiality, assignment of intellectual property, and restricted activities covenants, the latter of which continues for 18 months after his separation from employment.
Employment Agreement with Christopher Lesovitz
Mr. Lesovitz resigned from the Company on August 14, 2024. By way of historical information, on October 4, 2021, the Company entered into an employment agreement with Christopher Lesovitz to become the Company’s Chief Financial Officer, (the “Employment Agreement”), which provides for, among other things, (i) an annual base salary of $250,000, (ii) an incentive bonus opportunity equal to at least 50% of his base salary for such year assuming the Company achieves 100% of both the Company’s target goals and Employee’s personal goals as shall be approved annually by the Compensation Committee, (iii) an initial option to purchase 250,000 shares of common stock, with a strike price as of the close of trading on October 16, 2021 which was $1.88, vesting ratably over a four year period and subject to acceleration under certain conditions, (iv) participation in any standard group benefit plans maintained generally for senior level employees of the Company, (v) four weeks of annual vacation per full calendar year of employment, and (vi) an automobile allowance of $1,000 per month.
The Employment Agreement provides Mr. Lesovitz with severance benefits in the event that his employment is terminated. In the event of, and only upon, the termination of the employment of Mr. Lesovitz under the Employment Agreement (i)(A) upon a “Change of Control” (as defined in the Employment Agreement) unless the new controlling person or entity of the Company’s business and/or assets determines otherwise and (B)(1) if he has not been offered post-Change of Control employment by the Company or any successor entity, or (2) if he is offered post-Change of Control employment by the Company or any successor entity, the position offered to Mr. Lesovitz would result in a material reduction in Mr. Lesovitz’s duties, authority or responsibilities as in effect immediately prior to such Change of Control, or Mr. Lesovitz is offered post-Change of Control employment and accepting such employment requires that Mr. Lesovitz relocate to an office more than 75 miles from his primary residence or (ii) the Company terminates Mr. Lesovitz’ s employment other than for death, disability (as defined in the Employment Agreement), Cause (as defined in the Employment Agreement), or his voluntary termination, then the Company shall pay Mr. Lesovitz (I) an amount equal to his then current base salary for nine (9) months payable in equal installments, less applicable taxes and withholdings, pursuant to the Company’s normal payroll procedures over nine (9) months, and (II) provided Mr. Lesovitz timely elects, and remains eligible for, continued group health plan benefits to the extent authorized by and consistent with COBRA, reimburse him, on a monthly basis upon presentation of proof of payment by Mr. Lesovitz, for COBRA premiums in an amount such that his net cost (after tax) for continued health insurance coverage is the same as his cost for such benefits as in effect on the date of termination and such reimbursement shall continue until the earlier of the date that is nine (9) months after the date of termination and the date Mr. Lesovitz becomes eligible for health benefits through another employer or otherwise becomes ineligible for COBRA. Pursuant to the Employment Agreement, Mr. Lesovitz is subject to confidentiality, assignment of intellectual property, and restricted activities covenants, the latter of which continues for 12 months after his separation from employment.
In connection with the departure of Robert Moccia and the appointment of Dr. Rafaeli as CEO, on October 26, 2023, Mr. Lesovitz and the Company entered into a retention agreement pursuant to which he was given a retention bonus of One Hundred and Forty Two Thousand Five Hundred dollars ($142,500). The bonus was paid half on signing with the other half paid upon the filing of the Company’s Form 10-K for the year ended December 31, 2023.

Change in Control Agreement with Shmuel Gov
As of August 2, 2021 the Company entered into a severance agreement with Mr. Gov, providing for certain benefits and payments in the event of a Change in Control, as defined in the agreement. Should the payment obligation be triggered, Mr. Gov would be entitled to severance in an amount equal to his then annual base compensation then in effect for nine (9) months payable in equal installments, less applicable taxes and withholdings, pursuant to the Company’s normal payroll procedures over nine (9) months. A pro-rata payment from the Company’s annual bonus plan for the fiscal year in which his termination occurred, equal to the payment he would have received had he remained in the employment of the Company through the end of such fiscal year, multiplied by a fraction, the numerator of which is the number of full months elapsed from the start of such fiscal year to the date of your termination of employment, and the denominator of which is 12. For a period of nine (9) months following his termination, he will remain eligible to participate, on the same terms and conditions as apply from time to time to the Company’s senior management generally, in the health, vision and dental programs of the Company; provided, however, that such eligibility will cease at such time as he becomes eligible to participate in comparable programs of a subsequent employer.
Change in Control Agreement with John Gillings
On August 14, 2024 the Company entered into a change in control agreement with Mr. Gillings, providing for certain benefits and payments in the event of a Change in Control, as defined in the agreement. Should the payment obligation be triggered, Mr. Gillings would be entitled to severance in an amount equal to his then annual base compensation then in effect for six (6) months payable in equal installments, less applicable taxes and withholdings, pursuant to the Company’s normal payroll procedures over six (6) months. A pro-rata payment from the Company’s annual bonus plan for the fiscal year in which his termination occurred, equal to the payment he would have received had he remained in the employment of the Company through the end of such fiscal year, multiplied by a fraction, the numerator of which is the number of full months elapsed from the start of such fiscal year to the date of your termination of employment, and the denominator of which is 12. For a period of six (6) months following his termination, he will remain eligible to participate, on the same terms and conditions as apply from time to time to the Company’s senior management generally, in the health, vision and dental programs of the Company; provided, however, that such eligibility will cease at such time as he becomes eligible to participate in comparable programs of a subsequent employer.
Outstanding Equity Awards Value at Fiscal Year-End Table
The following table includes certain information with respect to the value of all unexercised options and unvested shares of restricted stock previously awarded to the executive officers named above at the fiscal year end, December 31, 2024.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

	Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unvested Options (#)	Option Exercise Price	Option Expiration Date
Dolev Rafaeli	10/30/2023	87,279	87,278	$5.30	10/30/2033

Christopher Lesovitz(2)	10/18/2021	0	0	$18.80	8/14/2024
	3/30/2022	0	0	$14.50	8/14/2024
	4/4/2023	0	0	$10.60	8/14/2024
	11/22/2023	0	0	$5.00	8/14/2024

Shmuel Gov	6/7/2016	1,500	0	$37.50	6/7/2026
	6/4/2018	20,000	0	$19.30	6/4/2028
	11/22/2019	10,000	0	$24.60	11/22/2029
	11/13/2020	10,000	0	$14.60	11/13/2030
	3/30/2022	5,250	1,750,000	$14.50	3/30/2032
	4/3/2023	3,500	3,500	$10.60	4/3/2033
	11/21/2023	10,406	31,219	$5.00	11/22/2033

John Gillings(3)	8/13/2024	0	30,000	2.71	8/13/2034

(1)	Options granted were under the 2016 Omnibus Incentive Plan.
(2)	Mr. Lesovitz left the Company in August 2024.
(3)	Mr. Gillings joined the Company in August 2024.
We do not have any program, plan, or practice to time the grant of equity awards to our employees in coordination with the release of material non-public information. We generally grant awards at the time employment commences and annually in connection with our annual compensation review process in the first quarter of our fiscal year, at a regularly scheduled Board or Committee meeting. Neither our Board nor the Committee seek to time the grant of equity awards based on potential movement of our stock price. We do not currently grant new awards of stock options, stock appreciation rights or similar option-like instruments to our executive officers.

PAY VERSUS PERFORMANCE INFORMATION
In August 2022, the SEC adopted final rules to implement Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. The following information about the relationship between executive compensation actually paid and certain financial performance of the Corporation is provided pursuant to Item 402(v) of SEC Regulation S-K.

Year	Summary Compensation Table Total for Principal Executive Officer 1 (“PEO 1”)(1)	Compensation Actually Paid to PEO 1(3)	Summary Compensation Table Total for Principal Executive Officer 2 (“PEO 2”)(2)	Compensation Actually Paid to PEO 2(4)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers (“NEOs”)(5)	Average Compensation Actually Paid to Non-PEO NEOs(6)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return (“TSR”)(7)	Net Income (Loss) (thousands)(8)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2024	$322,775	$322,775	$601,381	$133,147	$297,168	$146,717	$20.00	($10,086)
2023	$1,049,213	$840,471	$662,618	$1,032,224	$692,837	$565,351	$37.00	($10,830)
2022	$982,528	($193,553)	—	—	$642,201	$155,577	$53.00	($5,486)

(1)
The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. Robert Moccia (President and Chief Executive Officer) for each corresponding year in the “Total” column of the Summary Compensation Table. Mr. Moccia resigned effective October 30, 2023. Refer to Executive Compensation Summary Compensation Table above.

(2)
The dollar amounts reported in column (d) are the amounts of total compensation reported for Mr. Dolev Rafaeli (President and Chief Executive Officer) for each corresponding year in the “Total” column of the Summary Compensation Table. Mr. Rafaeli joined the Company effective October 30, 2023. Refer to Executive Compensation Summary Compensation Table above.

(3)
The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. Moccia, as computed in accordance with Item 402(v) of SEC Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Moccia during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Moccia’s total compensation for each year to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO 1 ($)	Reported Value of Equity Awards(a) ($)	Equity Award Adjustments(b) ($)	Compensation Actually Paid to PEO 1 ($)
2024	$322,775	—	—	$322,775
2023	$1,049,213	$102,225	($106,517)	$840,471
2022	$982,528	$144,920	($1,031,161)	($193,553)

(4)
The dollar amounts reported in column (e) represent the amount of “compensation actually paid” to Mr. Rafaeli, as computed in accordance with Item 402(v) of SEC Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Rafaeli during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Rafaeli’s total compensation for each year to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO 2 ($)	Reported Value of Equity Awards(a) ($)	Equity Award Adjustments(b) ($)	Compensation Actually Paid to PEO 2 ($)
2024	$601,381	—	($468,234)	$133,147
2023	$662,618	$590,002	$960,058	$1,032,224
2022	—	—	—	—

(a)	The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” columns in the Summary Compensation Table for the applicable year.
(b)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) an amount equal to the change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, an amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments for Mr. Moccia are as follows:

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)(c)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2024	—	—	—	—	—	—	—
2023	—	—	—	($4,292)	($102,225)	—	($106,517)
2022	$79,000	($462,567)	—	($647,595)	—	—	($1,031,161)

The amounts deducted or added in calculating the equity award adjustments for Mr. Rafaeli are as follows:

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2024	—	($375,694)	—	($92,540)	—	—	($468,234)
2023	$960,058	—	—	—	—	—	$960,058
2022	—	—	—	—	—	—	—

(5)
The dollar amounts reported in column (f) represent the average of the amounts reported for our company’s named executive officers as a group (excluding Mr. Moccia and Mr. Rafaeli) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the named executive officers (excluding Mr. Moccia and Mr. Rafaeli) included for purposes of calculating the average amounts in each applicable year are as follows: for 2023, 2022 and 2021, Mr. Chris Lesovitz and Mr. Shmuel Gov.

(6)
The dollar amounts reported in column (g) represent the average amount of “compensation actually paid” to the named executive officers as a group (excluding Mr. Moccia and Mr. Rafaeli), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the named executive officers as a group (excluding Mr. Moccia and Mr. Rafaeli) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the named executive officers as a group (excluding Mr. Moccia and Mr. Rafaeli) for each year to determine the compensation actually paid, using the same methodology described in Note 3 above:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs ($)	Average Reported Value of Equity Awards ($)	Average Equity Award Adjustments(d) ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2024	$297,168	$18,820	($131,631)	$146,717
2023	$692,837	$214,115	$86,628	$565,351
2022	$642,201	$101,573	($385,050)	$155,577

(c)	The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2024	$23,009	($114,182)	—	($40,458)	—	—	($131,631)
2023	$162,440	($60,600)	—	($15,212)	—	—	$86,628
2022	$67,150	($65,167)	—	($387,033)	—	—	($385,050)

(7)
Cumulative TSR is calculated by dividing the sum of the cumulative amount of cash dividends for the measurement period, assuming dividend reinvestment, and the difference between the Corporation’s share price at the end and the beginning of the measurement period by the share price at the beginning of the measurement period.

(8)	The dollar amounts reported represent the amount of net income (loss) reflected in our consolidated audited financial statements for the applicable year.
Analysis of the Information Presented in the Pay Versus Performance Table
In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance Table.
Compensation Actually Paid and Net Income (Loss)
The following chart presents the amount of compensation actually paid to Mr. Moccia (PEO 1) and Mr. Rafaeli (PEO 2), the average compensation actually paid to our Named Executives as a group (excluding Messrs. Moccia and Rafaeli) and the company’s net income over the years presented in the Pay Versus Performance tables above.

Relationship Between Compensation Actually Paid and Company Net Income
$1,250,000
$1,000,000
$750,000
$500,000
$250,000
$-
$(250,000)
$(500,000)
Compensation Actually Paid
$-
$(2.0)
$(4.0)
$(6.0)
$(8.0)
$(10.0)
$(12.0)
Net Income (in millions)
FY2022
FY2023
FY2024
CEO Comp. Actually Paid (PEO 1)
Non-CEO NEOs Comp. Actually Paid
CEO Comp. Actually Paid (PEO 2)
Net Income $(5.5) $(10.8) $(10.1)

Note: Mr. Moccia was CEO through October 30th, 2023. Mr. Rafaeli was CEO from October 30th, 2023, through year end.

Compensation Actually Paid and Cumulative TSR
The following chart presents the amount of compensation actually paid to Mr. Moccia (PEO 1) and Mr. Rafaeli (PEO 2), the average compensation actually paid to our Named Executives as a group (excluding Messrs. Moccia and Rafaeli) and the company’s TSR over the years presented in the Pay Versus Performance tables above.

Relationship Between Compensation Actually Paid and Company TSR
$1,250,000
$1,000,000
$750,000
$500,000
$250,000
$-
$(250,000)
$(500,000)
Compensation Actually Paid
$120
$100
$80
$60
$40
$20
$-
Total Shareholder Return (TSR)
FY2021
FY2022
FY2023
FY2024
CEO Comp. Actually Paid (PEO 1)
Non-CEO NEOs Comp. Actually Paid
CEO Comp. Actually Paid (PEO 2)
Value of $100 Investment

Note: Mr. Moccia was CEO through October 30th, 2023. Mr. Rafaeli was CEO from October 30th, 2023, through year end.
All information provided above under the “Pay Versus Performance Information” heading will not be deemed to be incorporated by reference in any filing of our company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

DIRECTOR COMPENSATION
During 2024, non-management directors received the following compensation as applicable to each particular director: NEED TO UPDATE

Base Board Fee
Member	$40,250
Chair*	$70,250	*Board chair does not serve on any committees

Audit Committee*		*Additional fees to base fee.
Member	$8,000
Chair	$16,000

Compensation/Nominating Corporate Governance Committee*		*Additional fees to base fee.
Member	$6,000
Chair	$15,000

New independent Board members shall receive a one-time grant of 20,000 stock options.
The table below sets forth our non-employee directors’ compensation for the year ended December 31, 2024.
DIRECTOR COMPENSATION TABLE

Name*	Fees Earned ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Uri Geiger(1)	$72,687	$0	—	$72,687
Samuel Rubinstein	$59,937	$0	—	$59,937
Wayne Cafran(2)	$7,083	$0	__	$14,283
Christina Allgeier(3)	$15,562	0		$15,562
Irit Yaniv	$52,770	$0	__	$52,770

(1)	Fees paid on behalf of Dr. Geiger were paid to Accelmed as a result of the fact that Accelmed’s partnership agreement precludes the receipt of any equity.
(2)	Left the Board in December 2024.
(3)	Joined the Board in November 2024.
Limitation on Directors’ Liabilities; Indemnification of Officers and Directors
Our Fifth Amended and Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”) and bylaws designate the relative duties and responsibilities of our officers, establish procedures for actions by directors and stockholders and other items. Our Certificate of Incorporation and bylaws also contain extensive indemnification provisions, which will permit us to indemnify our officers and directors to the maximum extent provided by Delaware law. Pursuant to our Certificate of Incorporation and under Delaware law, our directors are not liable to us or our stockholders for monetary damages for breach of fiduciary duty, except for (i) any breach of the director’s duty of loyalty; (ii) acts for omissions not in good faith or which involve intentional misconduct or a knowing violation of law; breach of duty with respect to dividends and other distributions; or (iv) any transaction from which the director derived an improper personal benefit.
Directors’ and Officers’ Liability Insurance
We have obtained directors’ and officers’ liability insurance. We are required under our indemnification agreements to maintain such insurance for us and members of our Board of Directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Related Party Transactions
Review, Approval or Ratification of Transactions with Related Persons
In accordance with its charter, the Audit Committee is responsible for reviewing all “related party transactions” (defined as such transactions required to be disclosed pursuant to Item 404 of Regulation S-K) on an on-going basis. All such related party transactions must be approved by the Audit Committee.

Proposal No. 1
ELECTION OF DIRECTORS
There are five (5) nominees for the five (5) director positions presently authorized by our Board of Directors and our Bylaws. The names of the persons who are nominees for director and their positions and offices with us are set forth in the table below. Each director to be elected will hold office until the 2026 Annual Meeting of Stockholders and until his or her successor is elected and has qualified, or until such director’s earlier death, resignation or removal. Although there is no formal policy, we encourage our directors to attend our annual meetings, and each director, then in office, was in attendance at the 2024 annual meeting.
Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five (5) nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee as the Board of Directors may propose. Each of the nominees listed below has been nominated for and has agreed to stand for election and we have no reason to believe that any nominee will be unable to serve. Mr. Cafran advised the Board of Directors that he did not seek to be renominated.
The following is a brief biography of each nominee for director:

Name	Position	Age
Dr. Uri Geiger	Chairman of the Board	57
Dr. Dolev Rafaeli	President, Chief Executive Officer and Vice Chairman of the Board	61
Christina Allgeier	Director	53
Shmuel (Samuel) Rubinstein	Director	86
Dr. Irit Yaniv	Director	60

Dr. Uri Geiger has served as our Chairman of the Board since 2018. He has served as Managing Partner of Accelmed, a private equity investment firm he co-founded in 2009 focused on medical device companies. Prior to founding Accelmed, Dr. Geiger served as the CEO of Exalenz Bioscience Ltd., a medical technology company, from May 2006 until December 2008. Prior to that, Dr. Geiger co-founded and was the CEO of GalayOr Networks, a developer of optical components from 2001 until 2003. Dr. Geiger was also the founding partner of Dragon Variation Fund in 2000, one of Israel’s first hedge funds, which was sold to Migdal in 2007. Dr. Geiger worked on Wall Street during the 1990s, where he gained a broad understanding of and significant experience in capital markets. Dr. Geiger was formerly an adjunct professor at Tel Aviv University’s Recanati School of Business where he lectured on private equity and venture capital and authored the books “Startup Companies and Venture Capital” and “From Concept to Wall Street.” He earned his doctorate from New York’s Columbia University Center for Law & Economics, where he majored in global equity markets. Dr. Geiger brings extensive entrepreneurial, management and investment know-how having created and built many successful medical device enterprises. Dr. Geiger served as Chairman and Board member of over 30 medical device companies including a number of NASDAQ listed companies. Dr. Geiger served as the Chairman of the Board of Directors of Cogentix Medical from November 2016 until its sale in April 2018 and he is currently on the board of a number of public and private medical device companies. Dr. Geiger has served on the board of directors of NeuroPace, Inc., a publicly traded medical device company focused on epilepsy, since January 2023 and Minerva Surgical, Inc., a publicly traded medical device company focused on uterine healthcare, since February 2023. We believe Dr. Geiger’s qualifications to serve on our Board of Directors includes his extensive entrepreneurial, management and investment know-how having created and built many successful medical device enterprises.
Christina Allgeier has served as a member of the Board since October 2024, and is a finance consultant with Danforth Advisors and has over 24 years of experience in the life sciences and medical device industries. Ms. Allgeier previously served as the Company’s Chief Financial Officer and Treasurer from November 2015 through December 31, 2017 and remained a consultant to the Company through March 31, 2018. Ms. Allgeier joined the Company when the Company acquired the XTRAC business from PhotoMedex, where she had been the Chief Accounting Officer. Ms. Allgeier is a Certified Public Accountant in Pennsylvania and holds a BS degree in accounting from Penn State University. We believe Ms. Allgeier’s qualifications to serve on our Board of Directors include her extensive experience in the medical device industry, specifically the XTRAC, and her significant SEC experience.

Shmuel (Samuel) Rubinstein has served as a member of the Board since May 2018. Mr. Rubinstein has many years of experience in the pharmaceutical and medical device fields, include having served for over 20 years as the Chief Executive Officer and General Manager of Taro Pharmaceuticals Industries, overseeing its successful acquisition by SUN Pharma. In 2003, Mr. Rubinstein received the Exceptional Industrialist award. During these years he also finished an International Marketing Course at the Wharton School of the University of Pennsylvania. Mr. Rubinstein serves as a board member on the boards of Mediwound Ltd., Medison Biotech, Trima Pharma (where he serves as chairman), and KSDG. He previously served on the boards of Exalenz (acquired by VIVO), Kamada (KMDA), and Clal Biotechnology Industries (CBI), and is a consultant to Sol-Gel Pharma. Mr. Rubinstein is also a director at the Medical Research Fund near The Tel Aviv Sourasky Medical Center and The National Authority for Yiddish Culture. We believe Mr. Rubinstein’s qualifications to serve on the Board of Directors include his wealth of knowledge and industry expertise in finance, investment banking, mergers and acquisitions, equity research and investment management experience in the dermatology industry.
Dr. Irit Yaniv has been a member of our Board since 2023. She has more than 25 years of experience in the venture capital, pharmaceutical and MedTech industries. As a senior manager, skilled physician, and experienced board member, she possesses a highly developed combination of leadership, decision making and business skills. Dr. Yaniv has served as partner at Accelmed Ventures since 2012. During this time she led Eximo from pre-clinical development through acquisition. Dr. Irit Yaniv previously served as Executive Director and Chairperson of Accelmed’s Innovation Hub portfolio companies, a global group of funds investing and acquiring control in HealthTech companies focused on Buyout and Non-Control transactions in commercial stage companies. Dr. Yaniv holds an MD degree from the Ben-Gurion University and an MBA from the Recanati Business School at Tel Aviv University. We believe Dr. Yaniv’s qualifications to serve on our Board of Directors includes her extensive healthcare and medical device industry experience.

Board Diversity Matrix as of August 31, 2024
Board Size
Total Number of Directors	5
Gender	Male	Female	Non-Binary	Gender Undisclosed
Number of directors based on gender identity	3	2
Number of directors who identify in any of the categories below
African American or black
Alaskan Native or American Indian
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White
Two or More Races or Ethnicities
LGBTQ
Undisclosed

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE
NOMINEES IN PROPOSAL NO. 1.

PROPOSAL NO. 2
APPROVAL OF AMENDMENT TO
THE COMPANY’S AMENDED AND RESTATED 2016 OMNIBUS INCENTIVE PLAN
The Company’s stockholders are being asked to approve an amendment to the 2016 Equity Incentive Plan, which would increase the number of shares of common stock reserved for issuance under the 2016 Equity Incentive Plan by 520,000 shares. A copy of the 2016 Equity Incentive Plan, as amended by this proposal, is set forth in this proxy statement as Appendix A. We believe that long-term incentive compensation programs align the interests of management, employees and stockholders to create long-term stockholder value. We believe that the 2016 Equity Incentive Plan increases the Company’s ability to achieve this objective by allowing for several different forms of long-term incentive awards, which we believe will help us recruit, reward, motivate and retain talented personnel. All of our outstanding stock options currently have exercise prices significantly higher than our market price, and therefore may not serve as an adequate retention tool for our existing employees. In addition, in order to achieve our business objectives, we are dependent on attracting and retaining talented executives and employees. We believe that granting equity awards serve as an important recruiting and retention tool. Also, given our limited cash resources, we believe that granting equity allows us to use our existing cash for vital business purposes. If our stockholders approve the amendment, the total number of shares of our common stock that will be reserved for issuance under the 2016 Equity Incentive Plan will be 1,476,249 shares (representing approximately 26.1% of our outstanding common stock as of May 12, 2025) plus any additional shares added pursuant to expiration, termination or forfeiture of outstanding awards under the 2016 Equity Incentive Plan’s terms following May 12, 2025. Our compensation committee and our board of directors considered the following when determining the number of shares to reserve for issuance under the 2016 Equity Incentive Plan: Number of Shares Remaining under the 2016 Equity Incentive Plan. As of May 12, 2021, the number of shares that remained available for issuance under the 2016 Equity Incentive Plan was 235,811 shares plus any shares subject to outstanding equity awards granted under our 2016 Equity Incentive Plan that return or are added to the 2016 Equity Incentive Plan due to expiration, termination or forfeiture thereof pursuant to the 2016 Equity Incentive Plan’s terms. Any shares made subject to new awards granted under the 2016 Equity Incentive Plan between May 12, 2025, and the date the amendment to the 2016 Equity Incentive Plan is approved by our stockholders will reduce the shares available for issuance under the 2016 Equity Incentive Plan. As of March 31, 2025, options to purchase an aggregate of 521,726 shares of the company’s common stock were outstanding under the 2016 Equity Incentive Plan, with a weighted average exercise price of $8.16 per share and a weighted average remaining contractual life of 7.6 years. In addition, as of March 31, 2025, there were no restricted stock units outstanding under the 2016 Equity Incentive.
Summary of the 2016 Equity Incentive Plan
General. The 2016 Equity Incentive Plan provides for the grant of ISOs, Nonstatutory Stock Options (“NSOs”), Stock Appreciation Rights (“SARs”), Restricted Shares, Restricted Stock Units (“RSUs”), Performance Awards, and other stock-based awards.
Shares Subject to the Plan. If the stockholders approve the 2016 Equity Incentive Plan, the maximum number of shares of the Company’s common stock available for issuance over the term of the 2016 Equity Incentive Plan may not exceed 7,832,625 shares. This number of shares equals the number of shares that remain available for issuance under the 2016 Equity Incentive Plan. Subject to adjustment in accordance with the 2016 Equity Incentive Plan, in any calendar year, no non-employee director of the Company may be granted awards in respect of more than 15,000 shares of common stock under the 2016 Equity Incentive Plan.
In the event of any merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of the Company’s stock or property, a combination or exchange of the Company’s common stock, dividend in kind, or other like change in capital structure, change in the number of outstanding shares of common stock, distribution (other than normal cash dividends) to stockholders of the Company, or any similar corporate event, the compensation committee shall make appropriate adjustments to the number and kind of shares subject to outstanding awards, the purchase price or exercise price for such shares, the number and kind of shares available for future issuance under the 2016 Equity Incentive Plan, the maximum number of shares in respect of which awards can be made to any participant in a calendar year, and other determinations applicable to outstanding awards.

Common stock covered by any unexercised portions of terminated or forfeited options, common stock subject to Restricted Share awards, RSUs and other stock-based awards that are terminated or forfeited and common stock subject to awards that are otherwise surrendered by a participant may again be subject to new awards under the 2016 Equity Incentive Plan.
Administration. The compensation committee of the Board of Directors administers the 2016 Equity Incentive Plan. All awards are approved by the compensation committee. With respect to the participation of individuals whose transactions in the Company’s equity securities are subject to Section 16 of the Exchange Act, the 2016 Equity Incentive Plan must be administered in compliance with the requirements, if any, of Rule 16b-3 under the Exchange Act. Subject to the provisions of the 2016 Equity Incentive Plan, the compensation committee determines the persons to whom awards are to be granted, the number of shares to be covered by each award, whether an option is to be an ISO or a NSO, the terms of vesting and exercisability of each option or other award, including the effect thereon of an optionee’s termination of service, the type of consideration to be paid to the Company upon exercise of an option, the duration of each award and all other terms and conditions of the awards, subject to the policy that neither the Board of Directors nor the compensation committee may reprice stock options. Future grants under the 2016 Equity Incentive Plan are not yet determinable.
Eligibility. Generally, all employees, directors and consultants of the Company or of any present or future parent or subsidiary corporations of the Company are eligible to participate in the 2016 Equity Incentive Plan. Any person eligible under the 2016 Equity Incentive Plan may be granted a NSO. However, only employees may be granted ISOs.
Terms and Conditions of Awards. Each award granted under the 2016 Equity Incentive Plan is evidenced by a written agreement between the Company and the participant specifying the number of shares subject to the award and the other terms and conditions of the award, consistent with the requirements of the 2016 Equity Incentive Plan. The purchase price per share subject to an option (or the exercise price per share in the case of a SAR) must equal at least the fair market value of a share of the Company’s common stock on the date of grant. The purchase price of any ISO granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company, referred to as a 10% Stockholder, must be at least 110% of the fair market value of a share of the Company’s common stock on the date of grant. The term of any award under the 2016 Equity Incentive Plan may not be for more than ten years or five years in the case of ISOs awarded to any 10% Stockholder. To the extent that the aggregate fair market value of shares of the Company’s common stock subject to options designated as ISOs that become exercisable for the first time by a participant during any calendar year exceeds $100,000, such excess options shall be treated as NSOs.
Generally, an option’s purchase price may be paid in cash, by check, or in cash equivalent, or if permitted by the compensation committee, by tender of shares of the Company’s common stock owned by the optionee having a fair market value not less than the exercise price, or by any lawful method approved by the board or by any combination of these. The compensation committee may nevertheless restrict the forms of payment permitted in connection with any option grant.
The compensation committee will specify when options granted under the 2016 Equity Incentive Plan will become exercisable and vested. Shares subject to options generally vest and become exercisable in installments, subject to the optionee’s continued employment or service or achievement of specified milestones. Options and SARs will be granted with a minimum vesting period of at least one year.
Awards of Restricted Shares consist of a specified number of shares of common stock subject to such terms, conditions and transfer restrictions based on performance standards, periods of service, retention by the participant of a specified number of shares of common stock or other criteria. Awards of RSUs give participants a right to receive shares of common stock, in the future, subject to such terms, conditions and restrictions as established by the compensation committee. RSUs will be settled for common stock, cash or a combination of both, as soon as practicable after the compensation committee has determined that the terms and conditions of the RSU have been satisfied (or at a later date if the distribution has been deferred). Awards of Restricted Shares and RSUs will be granted with a minimum vesting period of at least one year, but subject to waiving the forfeiture period by the compensation committee upon the death or disability of the participant.

Performance Awards consist of the right to receive a payment contingent on the extent to which predetermined performance targets have been met during an award period, which shall be two or more fiscal or calendar years. In the compensation committee’s discretion, newly hired or eligible participants may be allowed to receive Performance Awards after an award period has commenced. Payments of earned Performance Awards will be made in cash, common stock, or a combination of cash and common stock, in the discretion of the compensation committee.
Other stock-based awards such as stock purchase rights (with or without loans to participants by the Company), awards of common stock, or awards valued in whole or in part by reference to common stock or dividends on common stock may be granted either alone or in addition to other awards under the 2016 Equity Incentive Plan. If specified by the compensation committee in the award agreement, the recipient of a RSU award or Performance Award may be entitled to receive, currently or on a deferred basis, interest, dividends or dividend equivalents with respect to the common stock or other securities covered by the award. If such RSU award or Performance Award is forfeited, the participant shall have no right to such interest, dividends or dividend equivalents.
Transferability of Awards. Restricted Shares may not be assigned, transferred (other than by will or the laws of descent and distribution, or to an inter vivos trust), pledged or sold prior to lapse of their restrictions. All other awards may not be assigned or transferred (other than by will or the laws of descent and distribution), and during the lifetime of a participant, only the participant (or a personal representative) may exercise rights under the 2016 Equity Incentive Plan. A participant’s beneficiary may exercise the participant’s rights to the extent they are exercisable under the 2016 Equity Incentive Plan following the death of the participant. The compensation committee may grant NSOs that are transferable, without payment of consideration, to immediate family members of the participant or to trusts or partnerships for such family members, subject to the limitations of Section 16(b) of the Exchange Act with respect to participants who are subject to such section.
Performance Goals. The 2016 Equity Incentive Plan provides that performance goals means, for a performance period, the one or more goals established by the Committee for the performance period based upon business criteria or other performance measures determined by the Committee in its discretion. The Committee shall have the authority, at the time it establishes the performance objectives for any given performance period, to make equitable adjustments in the business criteria in recognition of unusual or non-recurring events affecting the Company or its operating units, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in generally accepted accounting principles, or as the Committee determines to be appropriate to reflect a true measurement of the profitability of the Company or its operating units, as applicable and to otherwise satisfy the objectives of the 2016 Equity Incentive Plan.
Merger. Effective upon a merger, as defined in the 2016 Equity Incentive Plan, all outstanding awards shall terminate unless they are assumed or continued in connection with the merger. The compensation committee has the authority to provide for full or partial vesting of unvested awards and the release from restrictions on transfer and repurchase or forfeiture rights of awards in connection with a merger. The compensation committee may condition any such award vesting and exercisability or release from restrictions on the termination of service of the participant to the Company within a specified period following the effective date of the merger.
Change in Control. Unless otherwise provided in the applicable award agreement, effective upon a change in control, as defined in the 2016 Equity Incentive Plan, all options and SARs outstanding on the date of such change in control will be assumed by or replaced with comparable awards by the surviving corporation, the options and SARs will be converted into options and SARs of the surviving corporation, except as to options or SARs granted to a participant where a change in control resulted from such participant’s beneficial ownership of the Company’s securities. The Board of Directors will have the discretion to accelerate or vest outstanding options and SARs, or determine that any restrictions on any options or SARs shall lapse, or that the options and SARs will terminate as provided in the 2016 Equity Incentive Plan. Unless otherwise provided in the applicable award agreement, effective upon a change in control, all restrictions applicable to Restricted Share and RSU awards will terminate fully and the full number of shares subject to each Restricted Share award or the number of shares subject to settlement under each RSU will immediately be delivered as provided in the 2016 Equity Incentive Plan, except as to Restricted Share and RSU awards granted to a participant where a change in control resulted from such participant’s beneficial ownership of the Company’s securities. Unless otherwise provided in the applicable award agreement, in the event of a change in control, all Performance Awards shall immediately become vested and payable to all participants as provided in the 2016 Equity Incentive Plan within 30 days after such change in control, except as to Performance Awards granted to a participant where a change in control resulted from such participant’s beneficial ownership of the Company’s securities.
Termination or Amendment. The 2016 Equity Incentive Plan shall remain in effect until terminated by the Board of Directors. The Board of Directors may terminate or amend the 2016 Equity Incentive Plan at any time, but no amendment may adversely affect an outstanding award without the consent of the participant, or make any amendment that requires stockholder approval under the Code or under any other applicable law or rule of any stock exchange that lists the Company’s common stock without stockholder approval.
Clawback/Repayment. All awards under the 2016 Equity Incentive Plan will be subject to reduction, cancellation, forfeiture, recoupment or repayment to the extent necessary to comply with any clawback or similar policy adopted by the Board of Directors or the compensation committee and applicable law.
Federal Income Tax Consequences of the Plan
The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in the 2016 Equity Incentive Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.
ISOs. The grant of an ISO under the 2016 Equity Incentive Plan will not result in any federal income tax consequences to the optionee or the Company. An optionee recognizes no federal taxable income upon exercising an ISO (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an ISO, the tax consequences depend upon how long the optionee has held the shares of common stock. If the optionee does not dispose of the shares within two years after the ISO was granted, nor within one year after the ISO was exercised, the optionee will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the purchase price. The Company is not entitled to any deduction under these circumstances.
If the optionee fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a “disqualifying disposition”). The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the purchase price or (ii) the difference between the fair market value of the stock on the exercise date and the purchase price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. In the year of the disqualifying disposition, the Company is entitled to a deduction equal to the amount of ordinary income recognized by the optionee, subject to possible limitations imposed by the Code and so long as the optionee’s total compensation is deemed reasonable in amount.
The “spread” under an ISO -i.e., the difference between the fair market value of the shares at the time of exercise and the purchase price- is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If an optionee’s alternative minimum tax liability exceeds such optionee’s regular income tax liability, the optionee will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to ISOs, the optionee must sell the shares within the same calendar year in which the ISOs are exercised. However, such a sale of shares within the same year of exercise will constitute a disqualifying disposition, as described above.
In the event an ISO is amended, such option may be considered deferred compensation and subject to the rules of Section 409A of the Code. An option subject to Section 409A of the Code that fails to comply with the rules of Section 409A can result in the acceleration of income recognition, a 20% additional tax obligation, plus penalties and interest. In addition, the amendment of an ISO may convert the option from an ISO to an NSO.
NSOs. The grant of an NSO under the 2016 Equity Incentive Plan will not result in any federal income tax consequences to the optionee or the Company. Upon exercise of an NSO, the optionee is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option purchase price and the fair market value of the shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the optionee, subject to possible limitations imposed by the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the optionee’s total compensation is deemed reasonable in amount. Any gain or loss on the optionee’s subsequent disposition of the shares of common stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. The Company will not receive a tax deduction for any such gain.
In the event an NSO is amended, such option may be considered deferred compensation and subject to the rules of Section 409A of the Code, which provide rules regarding the timing of payment of deferred compensation. An option subject to Section 409A of the Code that fails to comply with the rules of Section 409A may result in the acceleration of income recognition, a 20% additional tax obligation, plus penalties and interest.
Restricted Shares. The grant of Restricted Shares will subject the recipient to ordinary compensation income on the difference between the amount paid (if any) for such stock and the fair market value of the shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount. Any gain or loss on the recipient’s subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. The Company will not receive a tax deduction for any such gain.
Recipients of Restricted Shares may make an election under Section 83(b) of the Code (a “Section 83(b) Election”) to recognize as ordinary compensation income in the year that such Restricted Shares are granted, the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. A Section 83(b) Election must be made within 30 days from the time the Restricted Shares are issued.
SARs. Recipients of SARs generally should not recognize income until a SAR is exercised (assuming there is no ceiling on the value of the right). Upon exercise, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such exercise. Recipients who are employees generally will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon exercise of a SAR. Recipients will recognize gain upon the disposition of any shares received on exercise of a SAR equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.
In the event a SAR is amended, such SAR may be considered deferred compensation and subject to the rules of Section 409A of the Code, which provide rules regarding the timing of payment of deferred compensation. A SAR subject to Section 409A of the Code that fails to comply with the rules of Section 409A may result in the acceleration of income recognition, a 20% additional tax obligation, plus penalties and interest.
RSUs. Recipients of RSUs generally should not recognize income until such units are converted into cash or shares of stock. Upon conversion, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such conversion. Recipients who are employees generally will be subject to withholding for federal income tax purposes upon conversion of the RSUs and withholding for employment tax purposes when the RSUs vest. Participants will recognize gain upon the disposition of any shares received upon conversion of the RSUs equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.

RSUs also can be considered nonqualified deferred compensation and subject to the Section 409A of the Code. A grant of RSUs that does not meet the requirements of Section 409A of the Code will result in the acceleration of income recognition, a 20% additional tax obligation, plus penalties and interest.
Performance Awards. Recipients of Performance Awards generally should not recognize income until such awards are paid in cash or shares of stock. Upon payment, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received in such payment. Recipients who are employees generally will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon the payment of Performance Awards. Participants will recognize gain upon the disposition of any shares received upon the payment of Performance Awards equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.
Other Stock-Based Awards. Recipients of unrestricted stock will recognize ordinary income equal to the difference between the amount paid for such unrestricted stock and the fair market value of the unrestricted stock on the grant date. This income is subject to withholding for federal income and employment tax purposes. Any gain or loss on the recipient’s subsequent disposition of the shares receives long or short-term capital gain or loss treatment depending on how long the stock has been held since the date such unrestricted stock was granted. The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.
Dividends and Dividend Equivalents. Recipients of awards that earn dividends or dividend equivalents recognize ordinary income on any dividend payments received with respect to unvested and/or unexercised shares subject to such awards, which income is subject to withholding for federal income and employment tax purposes.
Vote Required
The affirmative vote of a majority of the shares of the Company’s common stock present, whether in person or represented by proxy, and entitled to vote at the Annual Meeting is required to approve this proposal. Unless otherwise indicated, properly executed proxies will be voted in favor of this Proposal No. 2.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2.

Proposal No. 3
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board of Directors has selected CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025 and has further directed that the Board of Directors submit the selection of CBIZ CPAs P.C. LLP as our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting.
Stockholder ratification of the selection of CBIZ CPAs P.C. as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, the Board of Directors, on behalf of the Audit Committee, is submitting the selection of CBIZ CPAs P.C. LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of us and our stockholders.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 3.

Accountant Fees
The following table shows the fees paid or accrued by us for the audit and other services provided by Marcum LLP for the years ended December 31, 2023 and 2024:

	2023	2024
Audit Fees(1)	$379,555	$535,715
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	—	—
Total	$379,555	$535,715

(1)
Consists of fees billed for the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by the auditors in connection with statutory and regulatory filings or engagements.

(2)	Consists of assurance and related services that are reasonably related to the performance of the audit and reviews of our financial statements and are not included in “audit fees” in this table.
(3)	Consists of all tax related services.
(4)	There were no other fees billed by CBIZ CPAs P.C. for the years ended December 31, 2023 and 2024.
Pre-Approval of Audit and Non-Audit Services
Consistent with the SEC’s rules, the Audit Committee charter requires that the Audit Committee review and pre-approve all audit services and permitted non-audit services provided by the independent auditors to us or any of our subsidiaries. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee and if it does, the decisions of that member must be presented to the full Audit Committee at its next scheduled meeting.
The Audit Committee’s pre-approval policy provides as follows:
•
First, once a year when the base audit engagement is reviewed and approved, management will identify all other services (including fee ranges) for which management knows it will engage CBIZ CPAs P.C. for the next 12 months. Those services typically include quarterly reviews, specified tax matters, certifications to the lenders as required by financing documents, consultation on new accounting and disclosure standards and, in future years, reporting on management’s internal controls assessment.

•	Second, if any new “unlisted” proposed engagement arises during the year, the engagement will require approval of the Audit Committee.
All fees to our independent accounting firm were approved by the Audit Committee.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
A single proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in “householding.” If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report in the future you may notify your broker or direct your written request to: STRATA Skin Sciences, Inc., 5 Walnut Grove Drive, Suite 140, Horsham, Pennsylvania 19044, Attention: Secretary. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

OTHER MATTERS
The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By	Order of the Board of Directors

Dr. Dolev Rafaeli
President and Chief Executive Officer

October   , 2025
A copy of our Annual Report on Form 10-K for the year ended December 31, 2024 is available without charge upon written request to: STRATA Skin Sciences, Inc., 5 Walnut Grove Drive, Suite 140, Horsham, Pennsylvania 19044, Attention: Secretary.

THIRD AMENDED AND RESTATED
STRATA SKIN SCIENCES, INC.
2016 OMNIBUS INCENTIVE PLAN
ADOPTED BY THE BOARD OF DIRECTORS: AUGUST 5, 2016

APPROVED BY STOCKHOLDERS: OCTOBER 27, 2016

AS AMENDED AND RESTATED APRIL 16, 2018, JULY 7, 2021 AND DECEMBER 10, 2025
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STRATA SKIN SCIENCES, INC.
THIRD AMENDED AND RESTATED
2016 OMNIBUS INCENTIVE PLAN
ARTICLE I

PURPOSE AND ADOPTION OF THE PLAN
1.1 Purpose. The purpose of the STRATA Skin Sciences, Inc. Second Amended and Restated 2016 Omnibus Incentive Plan (as amended from time to time, the “Plan”) is to assist in attracting and retaining highly competent employees, directors and consultants, to act as an incentive in motivating selected employees, directors and consultants of the Company and its Subsidiaries to achieve long-term corporate objectives.
1.2 Adoption and Term. The Plan was adopted by the Board as of August 5, 2016 and amended April 16, 2018, July 7, 2021 and December 10, 2025. The initial effective date of the Plan, as amended on April 16, 2018, July 7, 2021 and December 10, 2025, is the date the stockholders of the Company approve the Plan. The Plan shall remain in effect until terminated by action of the Board; provided, however, that no Awards may be granted hereunder after the tenth anniversary of its initial effective date.
ARTICLE II

DEFINITIONS
For the purpose of the Plan, capitalized terms shall have the following meanings:
2.1 Assumed means that pursuant to a Merger or Change in Control either (i) the Award is expressly affirmed by the Company, (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its parent in connection with the Merger or Change in Control with appropriate adjustments to the number and type of securities of the successor entity or its parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Merger or Change in Control as determined in accordance with the instruments evidencing the agreement to assume the Award, or (iii) the Award is otherwise to continue in effect following the Merger or Change in Control.
2.2 Award means any one or a combination of Non-Qualified Stock Options or Incentive Stock Options described in Article VI, Stock Appreciation Rights described in Article VI, Restricted Shares and Restricted Stock Units described in Article VII, Performance Awards described in Article VIII, other stock-based Awards described in Article IX, or any other Award made under the terms of the Plan.
2.3 Award Agreement means a written agreement between the Company and a Participant or a written acknowledgment from the Company to a Participant specifically setting forth the terms and conditions of an Award granted under the Plan.
2.4 Award Period means, with respect to an Award, the period of time, if any, set forth in the Award Agreement during which specified target performance goals must be achieved or other conditions set forth in the Award Agreement must be satisfied.
2.5 Beneficiary means an individual, trust or estate who or which, by a written designation of the Participant filed with the Company, or if no such written designation is filed, by operation of law, succeeds to the rights and obligations of the Participant under the Plan and the Award Agreement upon the Participant’s death.
2.6 Board means the Board of Directors of the Company.
2.7 Change in Control means the occurrence of subparagraph (a), (b), or (c) below or any combination of said event(s). Notwithstanding the foregoing, the term “Change in Control” shall also have such additional meanings as are permitted or required under Section 409A:
(a) Change of Ownership of the Company. A change of ownership of the Company occurs on the date that any one person or persons acting as a Group (as that term is defined in Subparagraph (2) below) acquires ownership of the stock of the Company, that, together with stock held by such person or Group, constitutes more
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than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company or of any corporation that owns at least fifty percent (50%) of the total fair market value and total voting power of Company.
(1) However, if any person or Group is considered to own more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the same person or Group of persons is not considered to cause a Change in Control. In addition, the term Change in Control shall apply if there is an increase in the percentage of stock owned by any one person or persons, acting as a Group, as a result of a transaction in which the Company acquires its stock in exchange for property. The rule set forth in the immediately preceding sentence applies only when there is a transfer of stock of Company (or issuance of stock of Company) and the stock of Company remains outstanding after the transaction.
(2) Persons will not be considered to be acting as a Group solely because they purchase or own stock of the Company at the same time, or as a result of the same public offering. However, persons will be considered to be acting as a Group if they are stockholders of Company and it, or its parent, enters into a merger, consolidation, purchase or acquisition of stock or similar business transaction with another corporation. If a person owns stock in the Company and another corporation is involved in a business transaction, then the stockholder of the Company is deemed to be acting as a Group with other stockholders in the Company prior to the transaction.
(b) Effective Change of Control. If the Company does not qualify under Subparagraph (a), above, then it may still meet the definition of Change in Control, on either of the following dates:
(1) The date any one person, or more than one person, acting as a Group acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing thirty percent (30%) or more of the total voting power of the stock of Company; or
(2) The date a majority of the numbers of the Company’s Board of Directors are replaced (during any 12-month period) by directors whose appointment or election is not endorsed by a majority of the members of the Company’s Board of Directors before the date of the appointment or election.
(c) Change in Ownership of Company’s Assets. A change in the ownership of a substantial portion of Company’s assets occurs on the date that any person, or more than one person acting as a Group, acquires or has acquired (during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total fair market value equal to more than forty percent (40%) of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.
(1) There will be no Change in Control under this Subparagraph (c) when there is a transfer to an entity that is controlled by the stockholders of the Company immediately after the transfer. A transfer of assets by Company is not treated as a change in ownership of such assets if the assets are transferred to:
(i) A stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to its stock;
(ii) An entity, fifty percent (50%) or more of the total value or voting power of which is owned directly or indirectly, by the Company;
(iii) A person, or more than one person, acting as a Group, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company; or
(iv) An entity, at least fifty percent (50%) of the total value or voting power of which is owned directly or indirectly, by a person described in Subparagraph (iii), above.
(d) The consummation (i.e. closing) of a sale or other disposition of all or substantially all the assets of the Company, unless, following such sale or disposition, all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Common Stock and Company Voting Securities
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immediately prior to such reorganization, merger or consolidation, following such reorganization, merger or consolidation beneficially own, directly or indirectly, more than seventy five percent (75%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or trustees, as the case may be, of the entity purchasing such assets in substantially the same proportion as their ownership of the Outstanding Common Stock and Company Voting Securities immediately prior to such sale or disposition, as the case may be; or
(e) A complete liquidation or dissolution of the Company.
2.8  Code means the Internal Revenue Code of 1986, as amended. References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes said section.
2.9 Committee means the Compensation Committee of the Board.
2.10 Common Stock means the common stock of the Company, par value $0.001 per share.
2.11 Company means STRATA Skin Sciences, Inc. and its successors.
2.12 Company Voting Securities means the combined voting power of all outstanding voting securities of the Company entitled to vote generally in the election of directors to the Board.
2.13 Date of Grant means the date designated by the Committee as the date as of which it grants an Award, which shall not be earlier than the date on which the Committee approves the granting of such Award.
2.14 Dividend Equivalent Account means a bookkeeping account in accordance with under Section 10.17 and related to an Award that is credited with the amount of any cash dividends or stock distributions that would be payable with respect to the shares of Common Stock subject to such Awards had such shares been outstanding shares of Common Stock.
2.15 Exchange Act means the Securities Exchange Act of 1934, as amended.
2.16 Exercise Price means, with respect to a Stock Appreciation Right, the amount established by the Committee in the Award Agreement which is to be subtracted from the Fair Market Value on the date of exercise in order to determine the amount of the payment to be made to the Participant, as further described in Section 6.2(b).
2.17 Fair Market Value means, on any date, (i) the closing sale price of a share of Common Stock, as reported on the Nasdaq Stock Market (or other established stock exchange on which the Common Stock is regularly traded) on such date or, if there were no sales on such date, on the last date preceding such date on which a sale was reported; or (ii) if shares of Common Stock are not listed for trading on an established stock exchange, Fair Market Value shall be determined by the Committee in good faith after taking into consideration all factors which it deems appropriate, including, without limitation, Sections 409A and 422 of the Code.
2.18 Incentive Stock Option means a stock option within the meaning of Section 422 of the Code.
2.19 Merger means any merger, reorganization, consolidation, exchange, transfer of assets or other transaction having similar effect involving the Company.
2.20 Non-Qualified Stock Option means a stock option which is not an Incentive Stock Option.
2.21 Options means all Non-Qualified Stock Options and Incentive Stock Options granted at any time under the Plan.
2.22 Outstanding Common Stock means at any time, the issued and outstanding shares of Common Stock.
2.23 Participant means a person designated to receive an Award under the Plan in accordance with Section 5.1.
2.24 Performance Awards means Awards granted in accordance with Article VIII.
2.25 Performance Goals means, for a performance period, the one or more goals established by the Committee for the performance period based upon business criteria or other performance measures determined by the Committee in its discretion.
The Committee shall have the authority, at the time it establishes the performance objectives for any given performance period, to make equitable adjustments in the business criteria in recognition of unusual or non-recurring
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events affecting the Company or its operating units, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in generally accepted accounting principles, or as the Committee determines to be appropriate to reflect a true measurement of the profitability of the Company or its operating units, as applicable and to otherwise satisfy the objectives of the Plan.
2.26 Plan has the meaning given to such term in Section 1.1.
2.27 Purchase Price, with respect to Options, shall have the meaning set forth in Section 6.1(b).
2.28 Restricted Shares means Common Stock subject to restrictions imposed in connection with Awards granted under Article VII.
2.29 Restricted Stock Unit means a unit representing the right to receive Common Stock or the value thereof in the future, subject to restrictions imposed in connection with Awards granted under Article VII.
2.30 Rule 16b-3 means Rule 16b-3 promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, as the same may be amended from time to time, and any successor rule.
2.31 Stock Appreciation Rights means awards granted in accordance with Article VI.
2.32 Subsidiary means a subsidiary of the Company within the meaning of Section 424(f) of the Code.
2.33 Termination of Service means the voluntary or involuntary termination of a Participant’s service as an employee, director or consultant with the Company or a Subsidiary for any reason, including death, disability, retirement or as the result of the divestiture of the Participant’s employer or any similar transaction in which the Participant’s employer ceases to be the Company or one of its Subsidiaries. Whether entering military or other government service shall constitute Termination of Service, or whether and when a Termination of Service shall occur as a result of disability, shall be determined in each case by the Committee in its sole discretion.
ARTICLE III

ADMINISTRATION
3.1 Committee.
(a) Duties and Authority. The Plan shall be administered by the Committee and the Committee shall have exclusive and final authority in each determination, interpretation or other action affecting the Plan and its Participants. The Committee shall have the sole discretionary authority to interpret the Plan, to establish and modify administrative rules for the Plan, to impose such conditions and restrictions on Awards as it determines appropriate, and to make all factual determinations with respect to and take such steps in connection with the Plan and Awards granted hereunder as it may deem necessary or advisable. The Committee may delegate such of its powers and authority under the Plan as it deems appropriate to a subcommittee of the Committee or designated officers or employees of the Company. In addition, the full Board may exercise any of the powers and authority of the Committee under the Plan. In the event of such delegation of authority or exercise of authority by the Board, references in the Plan to the Committee shall be deemed to refer, as appropriate, to the delegate of the Committee or the Board. Actions taken by the Committee or any subcommittee thereof, and any delegation by the Committee to designated officers or employees, under this Section 3.1 shall comply with Section 16(b) of the Exchange Act, and the regulations promulgated under each of such statutory provisions, or the respective successors to such statutory provisions or regulations, as in effect from time to time, to the extent applicable.
(b) Indemnification. Each person who is or shall have been a member of the Board or the Committee, or an officer or employee of the Company to whom authority was delegated in accordance with the Plan shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such individual in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf; provided, however, that the foregoing indemnification shall not apply to any loss,
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cost, liability, or expense that is a result of his or her own willful misconduct. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, conferred in a separate agreement with the Company, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
ARTICLE IV

SHARES
4.1 Number of Shares Issuable. The maximum aggregate number of shares of Common Stock that may be issued pursuant to Awards shall be 8,352,625 shares of Common Stock, all of which shares of Common Stock may be issued under the Plan as Incentive Stock Options. The foregoing share limits shall be subject to adjustment in accordance with Section 10.7. The shares to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock that shall have been reacquired by the Company.
4.2 Shares Subject to Terminated Awards. Common Stock covered by any unexercised portions of terminated or forfeited Options (including canceled Options) granted under Article VI, Common Stock forfeited as provided in Section 7.2(a), Stock Units and other stock-based Awards terminated or forfeited as provided in Article IX and Common Stock subject to any Awards that are otherwise surrendered by the Participant may again be subject to new Awards under the Plan.
ARTICLE V

PARTICIPATION
5.1 Eligible Participants. Participants in the Plan shall be such employees, directors and consultants of the Company and its Subsidiaries as the Committee, in its sole discretion, may designate from time to time. The Committee’s designation of a Participant in any year shall not require the Committee to designate such person to receive Awards or grants in any other year. The designation of a Participant to receive Awards or grants under one portion of the Plan does not require the Committee to include such Participant under other portions of the Plan. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards. Incentive Stock Options may only be granted to employees of the Company or its Subsidiaries. Subject to adjustment in accordance with Section 10.7, in any calendar year, no non-employee director of the Company shall be granted Awards in respect of more than 15,000 shares of Common Stock (whether through grants of Options or Stock Appreciation Rights or other Awards of Common Stock or rights with respect thereto) under the Plan.
ARTICLE VI

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS
6.1 Option Awards.
(a) Grant of Options. The Committee may grant, to such Participants as the Committee may select, Options entitling the Participant to purchase shares of Common Stock from the Company in such number, at such price, and on such terms and subject to such conditions, not inconsistent with the terms of the Plan, as may be established by the Committee. The terms of any Option granted under the Plan shall be set forth in an Award Agreement.
(b) Purchase Price of Options. The Purchase Price of each share of Common Stock which may be purchased upon exercise of any Option granted under the Plan shall be determined by the Committee; provided, however, that in no event shall the Purchase Price be less than the Fair Market Value on the Date of Grant. In the case of an Incentive Stock Option granted to a Participant who, on the Date of Grant owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or its Subsidiaries, the per share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the Date of Grant.
(c) Designation of Options. The Committee shall designate, at the time of the grant of each Option, the Option as an Incentive Stock Option or a Non-Qualified Stock Option.
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(d) Incentive Stock Option Share Limitation. Notwithstanding an Option’s designation as an Incentive Stock Option, an Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 limitation of Section 422(d) of the Code is not exceeded. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value (measured on the Date of Grant) of the shares of Common Stock subject to Options designated as Incentive Stock Options which first become exercisable in any one calendar year (under the Plan or any other plans of the Company and its Subsidiaries). For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted.
(e) Rights as a Stockholder. A Participant or a transferee of an Option pursuant to Section 10.4 shall have no rights as a stockholder with respect to Common Stock covered by an Option until the Participant or transferee shall have become the holder of record of any such shares, and no adjustment shall be made for dividends in cash or other property or distributions or other rights with respect to any such Common Stock for which the record date is prior to the date on which the Participant or a transferee of the Option shall have become the holder of record of any such shares covered by the Option (including, but not limited to, that no dividend or dividend equivalents shall be paid on an Option); provided, however, that Participants are entitled to share adjustments to reflect capital changes under Section 10.7.
6.2 Stock Appreciation Rights.
(a) Stock Appreciation Right Awards. The Committee is authorized to grant to any Participant one or more Stock Appreciation Rights. Such Stock Appreciation Rights may be granted either independent of or in tandem with Options granted to the same Participant. Stock Appreciation Rights granted in tandem with Options may be granted simultaneously with, or, in the case of Non-Qualified Stock Options, subsequent to, the grant to such Participant of the related Option; provided however, that: (i) any Option covering any share of Common Stock shall expire and not be exercisable upon the exercise of any Stock Appreciation Right with respect to the same share, (ii) any Stock Appreciation Right covering any share of Common Stock shall expire and not be exercisable upon the exercise of any related Option with respect to the same share, and (iii) an Option and Stock Appreciation Right covering the same share of Common Stock may not be exercised simultaneously. Upon exercise of a Stock Appreciation Right with respect to a share of Common Stock, the Participant shall be entitled to receive an amount equal to the excess, if any, of (A) the Fair Market Value of a share of Common Stock on the date of exercise over (B) the Exercise Price of such Stock Appreciation Right established in the Award Agreement, which amount shall be payable as provided in Section 6.2(c).
(b) Exercise Price. The Exercise Price established under any Stock Appreciation Right granted under the Plan shall be determined by the Committee, but in the case of Stock Appreciation Rights granted in tandem with Options shall not be less than the Purchase Price of the related Option; provided, however, that in no event shall the Exercise Price be less than the Fair Market Value on the Date of Grant. Upon exercise of Stock Appreciation Rights granted in tandem with options, the number of shares subject to exercise under any related Option shall automatically be reduced by the number of shares of Common Stock represented by the Option or portion thereof which are surrendered as a result of the exercise of such Stock Appreciation Rights.
(c) Payment of Incremental Value. Any payment which may become due from the Company by reason of a Participant’s exercise of a Stock Appreciation Right may be paid to the Participant as determined by the Committee (i) all in cash, (ii) all in Common Stock, or (iii) in any combination of cash and Common Stock. In the event that all or a portion of the payment is made in Common Stock, the number of shares of Common Stock delivered in satisfaction of such payment shall be determined by dividing the amount of such payment or portion thereof by the Fair Market Value on the Exercise Date. No fractional share of Common Stock shall be issued to make any payment in respect of Stock Appreciation Rights; if any fractional share would be issuable, the combination of cash and Common Stock payable to the Participant shall be adjusted as directed by the Committee to avoid the issuance of any fractional share.
6.3 Terms of Stock Options and Stock Appreciation Rights.
(a) Conditions on Exercise. An Award Agreement with respect to Options or Stock Appreciation Rights may contain such waiting periods, exercise dates and restrictions on exercise (including, but not limited to, periodic installments) as may be determined by the Committee at the time of grant. Notwithstanding the foregoing, Options or Stock Appreciation Rights shall be granted with a minimum vesting period of at least one year.
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(b) Duration of Options and Stock Appreciation Rights. Options and Stock Appreciation Rights shall terminate upon the first to occur of the following events:
(i) Expiration of the Option or Stock Appreciation Right as provided in the Award Agreement; or
(ii) Termination of the Award in the event of a Participant’s disability, retirement, death or other Termination of Service as provided in the Award Agreement; or
(iii) Ten years from the Date of Grant;
(iv) In the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any of its Subsidiaries, five years from the Date of Grant or
(v) Solely in the case of a Stock Appreciation Right granted in tandem with an Option, upon the expiration of the related Option.
6.4 Exercise Procedures. Each Option and Stock Appreciation Right granted under the Plan shall be exercised prior to the close of business on the expiration date of the Option or Stock Appreciation Right by notice to the Company or by such other method as provided in the Award Agreement or as the Committee may establish or approve from time to time. The Purchase Price of shares purchased upon exercise of an Option granted under the Plan shall be paid in full in cash by the Participant pursuant to the Award Agreement; provided, however, that the Committee may (but shall not be required to) permit payment to be made by delivery to the Company of either (a) Common Stock (which may include Restricted Shares or shares otherwise issuable in connection with the exercise of the Option, subject to such rules as the Committee deems appropriate) or (b) any combination of cash and Common Stock, or (c) such other consideration as the Committee deems appropriate and in compliance with applicable law (including payment under an arrangement constituting a brokerage transaction as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board, unless prohibited by Section 402 of the Sarbanes-Oxley Act of 2002). In the event that any Common Stock shall be transferred to the Company to satisfy all or any part of the Purchase Price, the part of the Purchase Price deemed to have been satisfied by such transfer of Common Stock shall be equal to the product derived by multiplying the Fair Market Value as of the date of exercise times the number of shares of Common Stock transferred to the Company. The Participant may not transfer to the Company in satisfaction of the Purchase Price any fractional share of Common Stock. Any part of the Purchase Price paid in cash upon the exercise of any Option shall be added to the general funds of the Company and may be used for any proper corporate purpose. Unless the Committee shall otherwise determine, any Common Stock transferred to the Company as payment of all or part of the Purchase Price upon the exercise of any Option shall be held as treasury shares.
6.5 Assumption of Grants upon a Change in Control. Upon a Change in Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Board determines otherwise, all outstanding Options and Stock Appreciation Rights that are not exercised shall be Assumed by, or replaced with comparable Awards by the surviving corporation (or a parent or subsidiary of the surviving corporation), and outstanding Options and Stock Appreciation Rights shall be converted to Options and Stock Appreciation Rights of the surviving corporation (or a parent or subsidiary of the surviving corporation); provided, that, this sentence shall not be applicable to any Options or Stock Appreciation Rights granted to a Participant if any Change in Control results from such Participant’s beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of Common Stock or Company Voting Securities. Notwithstanding the foregoing, in the event of a Change in Control, the Board, in its discretion, may take any of the following actions with respect to any or all outstanding grants: the Board may (i) determine that outstanding Options and/or Stock Appreciation Rights shall accelerate and become exercisable, in whole or in part, upon the Change in Control or upon such other event as the Board determines, (ii) determine that the restrictions and conditions on outstanding Options and Stock Appreciation Rights shall lapse, in whole or in part, upon the Change in Control or upon such other event as the Board determines, (iii) require that Participants surrender their outstanding Options and/or Stock Appreciation Rights in exchange for a payment by the Company, in cash or stock as determined by the Board, in an amount equal to the amount by which the then Fair Market Value of the shares of Common Stock subject to the Participant’s unexercised Options and/or Stock Appreciation Rights exceeds the Exercise Price of the Options or (iv) after giving Participants an opportunity to exercise their outstanding Options and/or Stock Appreciation Rights, terminate any or all unexercised Options and/or Stock Appreciation Rights at such time as the Board deems appropriate. Such surrender or termination shall
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take place as of the date of the Change in Control or such other date as the Board may specify. The Board shall have no obligation to take any of the foregoing actions, and, in the absence of any such actions, outstanding Options and Stock Appreciation Rights shall continue in effect according to their terms (subject to any assumption discussed above).
ARTICLE VII

RESTRICTED SHARES AND RESTRICTED STOCK UNITS
7.1 Award of Restricted Stock and Restricted Stock Units. The Committee may grant to any Participant an Award of Restricted Shares consisting of a specified number of shares of Common Stock issued to the Participant subject to such terms, conditions and forfeiture and transfer restrictions, whether based on performance standards, periods of service, retention by the Participant of ownership of specified shares of Common Stock or other criteria, as the Committee shall establish. The Committee may also grant Restricted Stock Units representing the right to receive shares of Common Stock in the future subject to such terms, conditions and restrictions, whether based on performance standards, periods of service, retention by the Participant of ownership of specified shares of Common Stock or other criteria, as the Committee shall establish. The terms of any Restricted Share and Restricted Stock Unit Awards granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. Notwithstanding any provision in the Plan to the contrary, but subject to Sections 7.2(f) and 7.3(c), Restricted Shares and Restricted Stock Unit Awards shall be granted with a minimum vesting period of at least one year.
7.2 Restricted Shares.
(a) Issuance of Restricted Shares. As soon as practicable after the Date of Grant of a Restricted Share Award by the Committee, the Company shall cause to be transferred on the books of the Company, or its agent, Common Stock, registered on behalf of the Participant, evidencing the Restricted Shares covered by the Award, but subject to forfeiture to the Company as of the Date of Grant if an Award Agreement with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Company. All Common Stock covered by Awards under this Article VII shall be subject to the restrictions, terms and conditions contained in the Plan and the Award Agreement entered into by the Participant. Until the lapse or release of all restrictions applicable to an Award of Restricted Shares, the share certificates representing such Restricted Shares may be held in custody by the Company, its designee, or, if the certificates bear a restrictive legend, by the Participant. Upon the lapse or release of all restrictions with respect to an Award as described in Section 7.2(d), one or more share certificates, registered in the name of the Participant, for an appropriate number of shares as provided in Section 7.2(d), free of any restrictions set forth in the Plan and the Award Agreement shall be delivered to the Participant.
(b) Stockholder Rights. Beginning on the Date of Grant of the Restricted Share Award and subject to execution of the Award Agreement as provided in Section 7.2(a), the Participant shall become a stockholder of the Company with respect to all shares subject to the Award Agreement and shall have all of the rights of a stockholder, including, but not limited to, the right to vote such shares and the right to receive dividends; provided, however, that any Common Stock distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed, shall be subject to the same restrictions as such Restricted Shares and held or restricted as provided in Section 7.2(a).
(c) Restriction on Transferability. None of the Restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution, or to an inter vivos trust with respect to which the Participant is treated as the owner under Sections 671 through 677 of the Code, except to the extent that Section 16 of the Exchange Act limits a Participant’s right to make such transfers), pledged or sold prior to lapse of the restrictions applicable thereto.
(d) Delivery of Shares upon Vesting. Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, or at such earlier time as provided under the provisions of Section 7.4, the restrictions applicable to the Restricted Shares shall lapse. As promptly as administratively feasible thereafter, subject to the requirements of Section 10.5, the Company shall deliver to the Participant or, in case of the Participant’s death, to the Participant’s Beneficiary, one or more share certificates for the appropriate number of shares of Common Stock, free of all such restrictions, except for any restrictions that may be imposed by law.
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(e) Forfeiture of Restricted Shares. Subject to Sections 7.2(f) and 7.4, all Restricted Shares shall be forfeited and returned to the Company and all rights of the Participant with respect to such Restricted Shares shall terminate unless the Participant continues in the service of the Company or a Subsidiary as an employee until the expiration of the forfeiture period for such Restricted Shares and satisfies any and all other conditions set forth in the Award Agreement. The Committee shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Share Award.
(f) Waiver of Forfeiture Period. Notwithstanding anything contained in this Section 7.2 to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Award upon the death or disability of the Participant subject to such terms and conditions (including forfeiture of a proportionate number of the Restricted Shares) as the Committee shall deem appropriate.
7.3 Restricted Stock Units.
(a) Settlement of Restricted Stock Units. Payments shall be made to Participants with respect to their Restricted Stock Units as soon as practicable after the Committee has determined that the terms and conditions applicable to such Award have been satisfied or at a later date if distribution has been deferred. Payments to Participants with respect to Restricted Stock Units shall be made in the form of Common Stock, or cash or a combination of both, as the Committee may determine. The amount of any cash to be paid in lieu of Common Stock shall be determined on the basis of the Fair Market Value of the Common Stock on the date any such payment is processed. As to shares of Common Stock which constitute all or any part of such payment, the Committee may impose such restrictions concerning their transferability and/or their forfeiture as may be provided in the applicable Award Agreement or as the Committee may otherwise determine, provided such determination is made on or before the date certificates for such shares are first delivered to the applicable Participant.
(b) Stockholder Rights. Until the lapse or release of all restrictions applicable to an Award of Restricted Stock Units, no shares of Common Stock shall be issued in respect of such Awards and no Participant shall have any rights as a stockholder of the Company with respect to the shares of Common Stock covered by such Award of Restricted Stock Units.
(c) Waiver of Forfeiture Period. Notwithstanding anything contained in this Section 7.3 to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement upon the death or disability of the Participant (including forfeiture of a proportionate number of shares issuable upon settlement of the Restricted Stock Units constituting an Award) as the Committee shall deem appropriate.
(d) Deferral of Payment. If approved by the Committee and set forth in the applicable Award Agreement, a Participant may elect to defer the amount payable with respect to the Participant’s Restricted Stock Units in accordance with such terms as may be established by the Committee.
7.4 Change in Control. Unless otherwise provided by the Committee in the applicable Award Agreement, in the event of a Change in Control, all restrictions applicable to Restricted Shares and Restricted Stock Unit Awards shall terminate fully and the Participant shall immediately have the right to the delivery in accordance with Section 7.2(d) of a share certificate or certificates evidencing a number of shares of Common Stock equal to the full number of shares subject to each such Award (in the case of Restricted Stock) or payment in accordance with Section 7.3(a) of a number of shares of Common Stock determined by the Committee, in its discretion, but, in the case of a performance-based or other contingent Award, in no event less than the number of shares payable at the “target” level for each such Award (in the case of Restricted Stock Units). The provisions of this Section 7.4 shall not be applicable to any Restricted Share or Restricted Stock Unit Award granted to a Participant if any Change in Control results from such Participant’s beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of Common Stock or Company Voting Securities.
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ARTICLE VIII

PERFORMANCE AWARDS
8.1 Performance Awards.
(a) Award Periods and Calculations of Potential Incentive Amounts. The Committee may grant Performance Awards to Participants. A Performance Award shall consist of the right to receive a payment (measured by the Fair Market Value of a specified number of shares of Common Stock, increases in such Fair Market Value during the Award Period and/or a fixed cash amount) contingent upon the extent to which certain predetermined performance targets have been met during an Award Period. The Award Period shall be two or more fiscal or calendar years as determined by the Committee. The Committee, in its discretion and under such terms as it deems appropriate, may permit newly eligible Participants, such as those who are promoted or newly hired, to receive Performance Awards after an Award Period has commenced.
(b) Performance Targets. Subject to Section 10.18, the performance targets applicable to a Performance Award may include such goals related to the performance of the Company or, where relevant, any one or more of its Subsidiaries or divisions and/or the performance of a Participant as may be established by the Committee in its discretion. The performance targets established by the Committee may vary for different Award Periods and need not be the same for each Participant receiving a Performance Award in an Award Period.
(c) Earning Performance Awards. A Participant’s Performance Award shall be determined based on the attainment of written Performance Goals approved by the Committee for a performance period established by the Committee (i) while the outcome for that performance period is substantially uncertain and (ii) no more than 90 days after the commencement of the performance period to which the performance goal relates or, if less, the number of days which is equal to 25 percent of the relevant performance period.
(d) Payment of Earned Performance Awards. Subject to the requirements of Section 10.5, payments of earned Performance Awards shall be made in cash or Common Stock, or a combination of cash and Common Stock, in the discretion of the Committee. The Committee, in its sole discretion, may define, and set forth in the applicable Award Agreement, such terms and conditions with respect to the payment of earned Performance Awards as it may deem desirable. The Committee shall determine whether, with respect to a performance period, the applicable Performance Goals have been met with respect to a given Participant and, if they have, shall so certify and ascertain the amount of the applicable Performance Award. No Performance Awards will be paid for such performance period until such certification is made by the Committee. The amount of the Performance Award actually paid to a given Participant may be less (but not more) than the amount determined by the applicable performance goal formula, at the discretion of the Committee. The amount of the Performance Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period; provided, however, that a Participant may, if and to the extent permitted by the Committee and consistent with the provisions of Section 409A of the Code, elect to defer payment of a Performance Award.
8.2 Termination of Service. In the event of a Participant’s Termination of Service during an Award Period, the Participant’s Performance Awards shall be forfeited except as may otherwise be provided in the applicable Award Agreement.
8.3 Change in Control. Unless otherwise provided by the Committee in the applicable Award Agreement, in the event of a Change in Control, all Performance Awards for all Award Periods shall immediately become fully vested and payable to all Participants and shall be paid to Participants in accordance with Section 8.1(d), within 30 days after such Change in Control. The provisions of this Section 8.3 shall not be applicable to any Performance Award granted to a Participant if any Change in Control results from such Participant’s beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of Common Stock or Company Voting Securities.
ARTICLE IX

OTHER STOCK-BASED AWARDS
9.1 Grant of Other Stock-Based Awards. Other stock-based awards, consisting of stock purchase rights (with or without loans to Participants by the Company containing such terms as the Committee shall determine), Awards of Common Stock, or Awards valued in whole or in part by reference to, or otherwise based on, Common
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Stock or dividends on Common Stock, may be granted either alone or in addition to or in conjunction with other Awards under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Awards, and all other conditions of the Awards. Any such Award shall be confirmed by an Award Agreement executed by the Committee and the Participant, which Award Agreement shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of the Plan with respect to such Award.
9.2 Terms of Other Stock-Based Awards. In addition to the terms and conditions specified in the Award Agreement, Awards made pursuant to this Article IX shall be subject to the following:
(a) Any Common Stock subject to Awards made under this Article IX may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses; and
(b) If specified by the Committee in the Award Agreement, the recipient of an Award under this Article IX shall be entitled to receive, currently or on a deferred basis, interest or dividends or dividend equivalents with respect to the Common Stock or other securities covered by the Award; and
(c) The Award Agreement with respect to any Award shall contain provisions dealing with the disposition of such Award in the event of a Termination of Service prior to the exercise, payment or other settlement of such Award, whether such termination occurs because of retirement, disability, death or other reason, with such provisions to take account of the specific nature and purpose of the Award.
ARTICLE X

TERMS APPLICABLE GENERALLY TO AWARDS
GRANTED UNDER THE PLAN
10.1 Plan Provisions Control Award Terms. Except as provided in Section 10.16, the terms of the Plan shall govern all Awards granted under the Plan, and in no event shall the Committee have the power to grant any Award under the Plan which is contrary to any of the provisions of the Plan. In the event any provision of any Award granted under the Plan shall conflict with any term in the Plan as constituted on the Date of Grant of such Award, the term in the Plan as constituted on the Date of Grant of such Award shall control. Except as provided in Section 10.3 and Section 10.7, the terms of any Award granted under the Plan may not be changed after the Date of Grant of such Award so as to materially decrease the value of the Award without the express written approval of the holder.
10.2 Award Agreement. No person shall have any rights under any Award granted under the Plan unless and until the Company and the Participant to whom such Award shall have been granted shall have executed and delivered an Award Agreement or received any other Award acknowledgment authorized by the Committee expressly granting the Award to such person and containing provisions setting forth the terms of the Award.
10.3 Modification of Award after Grant. No Award granted under the Plan to a Participant may be modified (unless such modification does not materially decrease the value of the Award) after the Date of Grant except by express written agreement between the Company and the Participant, provided that any such change (a) shall not be inconsistent with the terms of the Plan, and (b) shall be approved by the Committee.
10.4 Limitation on Transfer. Except as provided in Section 7.2(c) in the case of Restricted Shares, a Participant’s rights and interest under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution, and during the lifetime of a Participant, only the Participant personally (or the Participant’s personal representative) may exercise rights under the Plan. The Participant’s Beneficiary may exercise the Participant’s rights to the extent they are exercisable under the Plan following the death of the Participant. Notwithstanding the foregoing, to the extent permitted under Section 16(b) of the Exchange Act with respect to Participants subject to such Section, the Committee may grant Non-Qualified Stock Options that are transferable, without payment of consideration, to immediate family members of the Participant or to trusts or partnerships for such family members, and the Committee may also amend outstanding Non-Qualified Stock Options to provide for such transferability.
10.5 Taxes. The Company shall be entitled, if the Committee deems it necessary or desirable, to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any amount payable and/or shares issuable under such
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Participant’s Award, or with respect to any income recognized upon a disqualifying disposition of shares received pursuant to the exercise of an Incentive Stock Option, and the Company may defer payment or issuance of the cash or shares upon exercise or vesting of an Award unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Committee and shall be payable by the Participant at such time as the Committee determines in accordance with the following rules:
(a) The Participant shall have the right to elect to meet his or her withholding requirement (i) by having withheld from such Award at the appropriate time that number of shares of Common Stock, rounded up to the next whole share, whose Fair Market Value is equal to the amount of withholding taxes due, (ii) by direct payment to the Company in cash of the amount of any taxes required to be withheld with respect to such Award or (iii) by a combination of shares and cash.
(b) In the case of Participants who are subject to Section 16 of the Exchange Act, the Committee may impose such limitations and restrictions as it deems necessary or appropriate with respect to the delivery or withholding of shares of Common Stock to meet tax withholding obligations.
10.6 Surrender of Awards. Any Award granted under the Plan may be surrendered to the Company for cancellation on such terms as the Committee and the holder approve. With the consent of the Participant, the Committee may substitute a new Award under the Plan in connection with the surrender by the Participant of an equity compensation award previously granted under the Plan or any other plan sponsored by the Company; provided, however, that no such substitution shall be permitted without the approval of the Company’s stockholders if such approval is required by the rules of any applicable stock exchange.
10.7 Adjustments to Reflect Capital Changes.
(a) Recapitalization. In the event of any corporate event or transaction (including, but not limited to, a change in the Common Stock or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, a combination or exchange of Common Stock, dividend in kind, or other like change in capital structure, number of outstanding shares of Common Stock, distribution (other than normal cash dividends) to stockholders of the Company, or any similar corporate event or transaction, the Committee, in order to prevent dilution or enlargement of Participants’ rights under the Plan, shall make equitable and appropriate adjustments and substitutions, as applicable, to or of the number and kind of shares subject to outstanding Awards, the Purchase Price or Exercise Price for such shares, the number and kind of shares available for future issuance under the Plan and the maximum number of shares in respect of which Awards can be made to any Participant in any calendar year, and other determinations applicable to outstanding Awards. The Committee shall have the power and sole discretion to determine the amount of the adjustment to be made in each case.
(b) Merger. Effective upon the consummation of a Merger, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are assumed in connection with the Merger. The Committee shall have the authority, exercisable either in advance of any actual or anticipated Merger or at the time of an actual Merger and exercisable at the Date of Grant of an Award under the Plan or any time while an Award remains outstanding, to provide for the full or partial automatic vesting and exercisability of one or more outstanding unvested Awards under the Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such Awards in connection with a Merger, on such terms and conditions as the Committee may specify. The Committee also shall have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent Termination of Service of the Participant within a specified period following the effective date of the Merger. The Committee may provide that any Awards so vested or released from such limitations in connection with a Merger shall remain fully exercisable until the expiration or sooner termination of the Award. Any Incentive Stock Option accelerated under this Section 10.7(b) in connection with a Merger shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) is not exceeded.
(c) Options to Purchase Shares or Stock of Acquired Companies. After any Merger in which the Company or a Subsidiary shall be a surviving corporation, the Committee may grant substituted options under the provisions of the Plan, pursuant to Section 424 of the Code, replacing old options granted under a plan of another party to the Merger whose shares or stock subject to the old options may no longer be issued following the
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Merger. The foregoing adjustments and manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustments may provide for the elimination of any fractional shares which might otherwise become subject to any Options.
10.8 No Right to Continued Service. No person shall have any claim of right to be granted an Award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the service of the Company or any of its Subsidiaries.
10.9 Awards Not Includable for Benefit Purposes. Payments received by a Participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any pension, group insurance or other benefit plan applicable to the Participant which is maintained by the Company or any of its Subsidiaries, except as may be provided under the terms of such plans or determined by the Board.
10.10 Governing Law. All determinations made and actions taken pursuant to the Plan shall be governed by the laws of Delaware and construed in accordance therewith.
10.11 No Strict Construction. No rule of strict construction shall be implied against the Company, the Committee, or any other person in the interpretation of any of the terms of the Plan, any Award granted under the Plan or any rule or procedure established by the Committee.
10.12 Compliance with Rule 16b-3. It is intended that, unless the Committee determines otherwise, Awards under the Plan be eligible for exemption under Rule 16b-3. The Board is authorized to amend the Plan and to make any such modifications to Award Agreements to comply with Rule 16b-3, as it may be amended from time to time, and to make any other such amendments or modifications as it deems necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3.
10.13 Captions. The captions (i.e., all Section headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.
10.14 Severability. Whenever possible, each provision in the Plan and every Award at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan and every other Award at any time granted under the Plan shall remain in full force and effect.
10.15 Amendment and Termination.
(a) Amendment. The Board shall have complete power and authority to amend the Plan at any time; provided, however, that the Board shall not, without the requisite affirmative approval of stockholders of the Company, make any amendment which requires stockholder approval under the Code or under any other applicable law or rule of any stock exchange which lists Common Stock or Company Voting Securities. No termination or amendment of the Plan may, without the consent of the Participant to whom any Award shall theretofore have been granted under the Plan, adversely affect the right of such individual under such Award.
(b) Termination. The Board shall have the right and the power to terminate the Plan at any time. No Award shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any Award outstanding at the time of the termination of the Plan may be exercised after termination of the Plan at any time prior to the expiration date of such Award to the same extent such Award would have been exercisable had the Plan not terminated.
10.16 Foreign Qualified Awards. Awards under the Plan may be granted to such employees of the Company and its Subsidiaries who are residing in foreign jurisdictions as the Committee in its sole discretion may determine from time to time. The Committee may adopt such supplements to the Plan as may be necessary or appropriate to comply with the applicable laws of such foreign jurisdictions and to afford Participants favorable treatment under such laws; provided, however, that no Award shall be granted under any such supplement with terms or conditions inconsistent with the provision set forth in the Plan.
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10.17 Dividend Equivalents. For any Restricted Stock Unit Award or Performance Award granted under the Plan, the Committee shall have the discretion, upon the Date of Grant or thereafter, to establish a Dividend Equivalent Account with respect to the Award, and the applicable Award Agreement or an amendment thereto shall confirm such establishment. If a Dividend Equivalent Account is established, the following terms shall apply:
(a) The Participant’s Account shall be credited as of the record date of each cash dividend on the Common Stock with an amount equal to the cash dividends which would be paid with respect to the number of shares of Common Stock then covered by the related Award if such shares of Common Stock had been owned of record by the Participant on such record date;
(b) Interest may be credited on the amount of cash Dividend Equivalents credited to the Participant’s account at a rate and subject to such terms as determined by the Committee;
(c) Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit or Performance Award (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit or Performance Award; and,
(d) If such Restricted Stock Unit or Performance Award is forfeited, the Participant shall have no right to such Dividend Equivalents.
(c) Dividend Equivalent Accounts shall be established and maintained only on the books and records of the Company and no assets or funds of the Company shall be set aside, placed in trust, removed from the claims of the Company’s general creditors, or otherwise made available until such amounts are actually payable as provided hereunder.
10.18 Adjustment of Performance Goals and Targets. Notwithstanding any provision of the Plan to the contrary, the Committee shall have the authority to adjust any Performance Goal, performance target or other performance-based criteria established with respect to any Award under the Plan if circumstances occur (including, but not limited to, unusual or nonrecurring events, changes in tax laws or accounting principles or practices or changed business or economic conditions) that cause any such Performance Goal, performance target or performance-based criteria to be inappropriate in the judgment of the Committee.
10.19 Legality of Issuance. Notwithstanding any provision of the Plan or any applicable Award Agreement to the contrary, the Committee shall have the sole discretion to impose such conditions, restrictions and limitations (including suspending exercises of Options or Stock Appreciation Rights and the tolling of any applicable exercise period during such suspension) on the issuance of Common Stock with respect to any Award unless and until the Committee determines that such issuance complies with (i) any applicable registration requirements under the Securities Act of 1933 or the Committee has determined that an exemption there from is available, (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed, and (iii) any other applicable provision of state, federal or foreign law, including foreign securities laws where applicable.
10.20 Restrictions on Transfer. Regardless of whether the offering and sale of Common Stock under the Plan have been registered under the Securities Act of 1933 or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of such Common Stock (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable to achieve compliance with the provisions of the Securities Act of 1933, the securities laws of any state, the United States or any other applicable foreign law.
10.21 Further Assurances. As a condition to receipt of any Award under the Plan, a Participant shall agree, upon demand of the Company, to do all acts and execute, deliver and perform all additional documents, instruments and agreements which may be reasonably required by the Company, to implement the provisions and purposes of the Plan.
10.22 Clawback/Repayment. All Awards shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any clawback, forfeiture or other similar policy adopted by the Board or Committee and as in effect from time to time; and (ii) applicable law. Further, to the extent that the Participant
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receives any amount in excess of the amount that the Participant should otherwise have received under the terms of the Award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the Participant shall be required to repay any such excess amount to the Company.
ARTICLE XI

FORUM
11.1 Unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware) shall be the sole and exclusive forum for:
(a) any derivative action or proceeding brought on behalf of the corporation;
(b) any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee, or agent of the corporation to the corporation or the corporation’s stockholders;
(c) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, the certificate of incorporation or the by-laws of the corporation; or
(d) any action asserting a claim governed by the internal affairs doctrine;
in each case, subject to said court having personal jurisdiction over the indispensable parties named as defendants therein. If any action the subject matter of which is within the scope of this Section 11.1 of Article XI is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to: (x) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce this Section 11.1 (an “Enforcement Action”), and (y) having service of process made upon such stockholder in any such Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Company shall be deemed to have notice of and consented to the provisions of this Section 11.1.
11.2 Unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Company shall be deemed to have notice of and consented to the provisions of this Section 11.2.
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V80894-P39287

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STRATA SKIN SCIENCES, INC.

The Board of Directors recommends you vote FOR Proposals 1, 2 and 3 .

Nominees:	**For**	**Withhold**
1a. Christina Allgier	☐	☐
1b. Uri Geiger	☐	☐
1c. Dolev Rafaeli	☐	☐
1d. Samuel (Shmuel) Rubinstein	☐	☐
1e. Irit Yaniv	☐	☐

4. To approve such other business as may properly come before the meeting or any adjournment thereof.

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V80895-P39287

STRATA SKIN SCIENCES, INC.
Annual Meeting of Stockholders
Wednesday, December 10, 2025 at 9:00 A.M.
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) each of John Gillings and Jay Sturm, or either of them, as attorney-in-fact proxy, each with the full power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of STRATA SKIN SCIENCES, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m., local time on Wednesday, December 10, 2025, at the Company's offices, 5 Walnut Grove Drive, Suite 140, Horsham, Pennsylvania 19044 and any adjournment or postponement thereof.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSALS 2 AND 3, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE